UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

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Taiwan Greater China Fund

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c/o Nanking Road Capital Management, LLC 111 Gillett Street Hartford, CT 06105 Telephone: 1-800-343-9567	April [•] 2011

Dear Shareholders:

You are cordially invited to attend the 2010 Annual Meeting of Shareholders (the “Meeting”) of the Taiwan Greater China Fund (the “Trust”), which will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Friday, May 27, 2011 at 9:30 a.m., Eastern time. A formal notice and a proxy statement regarding the Meeting, a proxy card for your vote at the Meeting and a postage prepaid envelope in which to return your proxy are enclosed. Holders of shares of the Trust (“Shareholders”) who plan on attending the Meeting will be required to present valid identification in order to gain admission.

At the Meeting, Shareholders will:

(i)

Elect three trustees of the Trust (“Trustees”), one to serve for a term expiring on the date of the 2012 Annual Meeting of Shareholders or the special meeting held in lieu thereof and two to serve for a term expiring on the date of the 2013 Annual Meeting of Shareholders or the special meeting held in lieu thereof;

(ii)	Consider the following open-ending proposals:

a.	Whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company;

b.	Whether to approve an investment advisory agreement with CCM Partners;

c.	Whether to approve an investment sub-advisory agreement with Nikko Asset Management Co. Ltd.;

d.

Whether to approve an amendment to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) eliminating the staggered nature of the Trust’s board of trustees (the “Board of Trustees” or the “Board”);

e.	Whether to approve an amendment to the Declaration of Trust to allow for the Trust to have multiple funds;

f.	Whether to approve an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions;

g.

Whether to approve an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the Republic of China (commonly referred to as Taiwan) to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China (the “PRC”));

h.

Whether to approve an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from the Republic of China to the Greater China region; and

i.	Whether to approve an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust; and

(iii)	Transact such other business as may properly come before the Meeting or at any adjournment thereof.

The Board of Trustees recommends that you vote for (i) the nominees for Trustee named in the accompanying proxy statement; (ii) the approval of the conversion of the Trust from a closed-end investment company into an open-end investment company; (iii) the approval of the investment advisory agreement with CCM Partners; (iv) the approval of the investment sub-advisory agreement with Nikko Asset Management Co. Ltd.; (v) the approval of an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees; (vi) the approval an amendment to the Declaration of Trust to allow for the Trust to have multiple funds; (vii) the approval of an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions; (viii) the approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the Republic of China (the “ROC”) to the Greater China region; (ix) the approval of an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from the ROC to the Greater China region; and (x) the approval of an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust.

Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice and proxy statement, please complete, date, sign and return the enclosed proxy card at your earliest convenience. Your return of the proxy card will not prevent you from voting in person at the Meeting should you later decide to do so.

If you are a beneficial owner holding shares through a broker-dealer or other nominee, please note that, under the rules of the New York Stock Exchange, broker-dealers or other nominees may either use their discretion to vote your shares on the proposal described in paragraph (i) above without your instructions, or leave your shares unvoted and will be unable to vote on any of the open-ending proposals unless they receive instructions from you. Accordingly, the Board of Trustees urges all beneficial owners of shares who are not also record owners of such shares to contact the institutions through which their shares are held and give appropriate instructions, if necessary, to vote their shares. The Trust will also be pleased to cooperate with any appropriate arrangement pursuant to which beneficial owners desiring to attend the Meeting may be identified as such and admitted to the Meeting as Shareholders.

Time will be provided during the Meeting for discussion, and Shareholders present at the Meeting will have an opportunity to ask questions about matters of interest to them.

Respectfully,
Frederick C. Copeland, Jr. Chairman of the Board of Trustees

Important matters will be considered at the Meeting. Accordingly, all Shareholders, regardless of the size of their holdings, are urged to sign and mail the enclosed proxy card in the enclosed envelope, or to give appropriate instructions to persons holding shares of record on their behalf, promptly.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the full text of the enclosed proxy. Below is a brief overview of the proposals to be voted upon. Your vote is important. If you have any questions regarding the proposals, please call [•] at [phone number].

WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO VOTE ON?

Shareholders are being asked to vote on proposals to (i) the election of three Trustees under Proposal 1, (ii) the approval of the conversion of the Trust from a closed-end investment company into an open-end investment company under Proposal 2(a), (iii) the approval of the investment advisory agreement with CCM Partners under Proposal 2(b), (iv) the approval of the investment sub-advisory agreement with Nikko Asset Management Co. Ltd. under Proposal 2(c), (v) the approval of an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees under Proposal 2(d), (vi) the approval of an amendment to the Declaration of Trust to allow the Trust to have multiple funds under Proposal 2(e); (vii) the approval of an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions under Proposal 2(f); (viii) the approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of Trust’s investments from the ROC to the Greater China region under Proposal 2(g); (ix) the approval of an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from the ROC to the Greater China region under Proposal 2(h); and (x) the approval of an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust under Proposal 2(i). Each year, Shareholders are asked to approve the first proposal. Proposals 2(a) through 2(i) are discussed further below. The Board may choose not to implement Proposals 2(b) through 2(i) if certain of the Proposals are not approved by Shareholders.

WHY OPEN-END THE TRUST?

As a closed-end fund, the Trust’s shares have traded at a persistent discount to their net asset value. To address this problem, in November of 2004 the Trustees authorized the Trust to repurchase up to 10% of the Trust’s outstanding shares. Those repurchases did not reduce the Trust’s discount by a significant amount or for any appreciable period of time. Converting the Trust into an open-end fund will eliminate the discount and give Shareholders the ability to realize the value of their shares by redeeming them from the Trust at net asset value (subject to a redemption fee of 2% for the first year following the Trust’s conversion to an open-end fund becoming effective, as described below).

WHAT WILL BE THE NAME OF THE TRUST BE IF THE OPEN-ENDING PROPOSALS ARE APPROVED?

[•].

WHEN WILL THE OPEN-ENDING BECOME EFFECTIVE AND SHARES REDEEMABLE?

The Meeting is scheduled to take place on May 27, 2011. If approved, the open-ending will be pursued as expeditiously as is reasonably practicable by the Trust, and is not anticipated to become effective any later than [•], 2011, with Shares being redeemable at that time; however, the open-ending could be delayed if arrangements with a transfer agent for redemption of the Shares are not completed by that date or if the Board determines that such a delay is prudent for other reasons.

WHY IS IT PROPOSED TO CHANGE THE INVESTMENT OBJECTIVE AND POLICIES OF THE TRUST?

The investment objective of the Trust will be amended to expand the primary geographic focus of the Trust’s investments from the ROC (commonly referred to as Taiwan) to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the PRC). Additionally, the investment policies of the Trust will be amended. The change to the investment policies of the Trust includes: (i) a revision to the requirement that under normal circumstances at least 80% of the Trust’s net assets must be invested in investments that are economically tied to the ROC, to a requirement that under normal circumstances at least 80% of the Trust’s net assets must be invested in investments that are economically tied to the Greater China region; (ii) removal of the Trust’s prohibition on the shorting selling of securities, writing put and call options or engaging in purchases of securities on margin; buying or selling commodities or commodity contracts (including futures contracts on a contract market or other futures market); (iii) removal of the Trust’s prohibition on investing in equity securities that are not listed and traded on the Taiwan Stock Exchange (“TSE”); and (iv) removal of the Trust’s prohibition on effecting any securities transaction with another trust fund under the Trust’s former investment adviser’s management.

WHY ARE CCM PARTNERS AND NIKKO ASSET MANAGEMENT CO. LTD. PROPOSED TO BE THE TRUST’S INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER, RESPECTIVELY?

The Board has determined, after reviewing the proposals of several candidates, that it is in the best interests of the Trust to retain RFS Partners (the “Distributor”) to provide distribution services to the Trust and, in that connection, also to retain CCM Partners, an affiliate of the Distributor, as the Trust’s investment adviser. The Board has selected the Distributor and CCM Partners because it believes that the Distributor and CCM Partners provide a package of distribution, investment advisory and administrative services that are best suited to the Trust. In particular, the Distributor appears to have a network of relationships with open-end fund sellers that would be effective in selling the Shares, while CCM Partners appears to be capable of providing appropriate investment advisory and administrative assistance. Also, to assist in providing investment advisory services to the Trust, CCM Partners has proposed retaining Nikko Asset Management Co. Ltd. (“Nikko Asset Management”) as a sub-adviser to the Trust. The Board has determined that Nikko Asset Management has a demonstrated capability to manage assets invested in the Chinese securities markets, including Taiwan, and as sub-adviser to the Trust is prepared to devote a research analyst and an experienced portfolio manager and to manage the Trust and assist in marketing the Shares.

WHAT FEES WILL BE ASSOCIATED WITH TRUST OPERATING AS AN OPEN-END FUND?

Open-end funds are generally more expensive to operate and administer than closed-end funds, due in part to higher transfer agency and custodian expenses associated with shareholders’ ability to redeem their shares from the fund; however, CCM Partners believes that it may be able to operate the Trust in such a manner that the expense ratio of the Trust following its open-ending may be comparable to the Trust’s current expense ratio. As such, CCM Partners has voluntarily agreed to reimburse the Trust if, and to the extent that, total operating expenses exceed 1.75% of the average net assets of the Trust for a period of not less than one year following the conversion of the Trust to an open end fund becoming effective; provided, however, that the Trust and not CCM Partners will be responsible for extraordinary expenses incurred during the first year, if, and to the extent that, such expenses cause the expense ratio to exceed 1.75%. Subject to Proposal 2(b) being approved by Shareholders and implemented by the Board, CCM Partners has also agreed to voluntarily reimburse the Trust for certain transaction costs incurred in obtaining Shareholder approval of Proposal 2(a) and effecting the conversion of the Trust to an open-end fund up to $100,000, with a portion of such payment possibly coming in the form of non-financial contributions, the value of which will be agreed to by the Board prior to such expenses being incurred.

WHY WILL THERE BE A REDEMPTION FEE OF 2% ON CURRENT SHAREHOLDERS FOR THE FIRST YEAR FOLLOWING THE CONVERSION OF THE TRUST TO AN OPEN END FUND?

After closed-end funds convert to open-end funds they typically experience high levels of redemptions. The redemption fee is designed to protect long-term investors by offsetting the transaction costs that will be incurred by the Trust if it experiences a large number of redemptions. These redemption fees will be payable entirely to the Trust and will not directly benefit CCM Partners, the proposed investment adviser.

WILL THE TRUST’S SHARE REPURCHASE PROGRAM CONTINUE FOLLOWING THE OPEN-ENDING OF THE TRUST?

If approved, the proposed open-ending will eliminate any need for the share repurchase program because Shareholders will be able to redeem their shares at net asset value once the conversion to an open-end fund has become effective.

HAS THE BOARD OF TRUSTEES APPROVED EACH OF THE OPEN-ENDING PROPOSALS?

Yes. The Board of Trustees has unanimously approved each of the open-ending proposals and recommends that you vote for Proposals 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i).

WHAT HAPPENS IF THE PROPOSAL TO OPEN-END THE TRUST (PROPOSAL 2(A)) IS NOT APPROVED?

If the proposal to open-end the Trust is not approved by Shareholders, the Board of Trustees may consider other options, including hiring additional consultants to determine what alternatives are available to the Trust in order to meet the interests of the Trust, which may include, but are not limited to, re-submitting matters to a Shareholder vote and hiring a proxy service to obtain the necessary votes or offering additional matters to be voted on by Shareholders or continuing to operate the Trust as a closed-end fund or liquidating the Trust. The Board believes that this result could potentially prove expensive and result in substantial incremental costs to Shareholders. Additionally, the Board believes that it may take a year or more for any of these options to be implemented.

HOW MANY VOTES ARE SHAREHOLDERS ENTITLED TO CAST?

Each stockholder is entitled to one vote for each share (and fractional votes for each fraction of a share) of the Trust owned as of the record date, April 22, 2011.

WHAT HAPPENS IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM OR REQUIRED VOTE BY THE SCHEDULED DATE OF THE MEETING?

If necessary to facilitate receiving sufficient votes, The Altman Group, a proxy solicitation firm, may contact Shareholders by mail or telephone. Therefore, Shareholders are encouraged to vote as soon as they review the enclosed proxy materials to avoid the costs associated with additional mailings or telephone calls. If there are not sufficient votes to approve some or all of the proposals by the time of the Meeting on May 27, 2011, it may be adjourned to permit further solicitation of proxy votes.

HOW DO SHAREHOLDERS VOTE THEIR SHARES?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call [•] at [phone number].

TAIWAN GREATER CHINA FUND
Notice of Annual Meeting of Shareholders
To be held May 27, 2011

To Shareholders of the Taiwan Greater China Fund:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Shareholders (the “Meeting”) of the Taiwan Greater China Fund (the “Trust”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019 on Friday, May 27, 2011 at 9:30 a.m., Eastern time, for the following purposes:

1.

To elect three trustees of the trust, one to serve for a term expiring on the date of the 2012 Annual Meeting of Shareholders or the special meeting held in lieu thereof and two to serve for a term expiring on the date of the 2013 Annual Meeting of Shareholders or the special meeting held in lieu thereof;

2.	To consider the following open-ending proposals:

a.	Whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company;

b.	Whether to approve an investment advisory agreement with CCM Partners;

c.	Whether to approve an investment sub-advisory agreement with Nikko Asset Management Co. Ltd.;

d.

Whether to approve an amendment to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) eliminating the staggered nature of the Trust’s board of Trustees (the “Board of Trustees” or the “Board”);

e.	Whether to approve an amendment to the Declaration of Trust to allow for the Trust to have multiple funds;

f.	Whether to approve an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions;

g.

Whether to approve an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the Republic of China (commonly referred to as Taiwan) to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China (the “PRC”));

h.

Whether to approve an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from the Republic of China to the Greater China region; and

i.	Whether to approve an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust; and

3.	To transact such other business as may properly come before the Meeting or at any adjournment thereof.

The Board of Trustees has fixed the close of business on Friday, April 22, 2011 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders are entitled to one vote for each share of beneficial interest of the Trust held of record on the record date with respect to each matter to be voted upon at the Meeting.

You are cordially invited to attend the Meeting. All Shareholders are requested to complete, date and sign the enclosed proxy card and return it promptly, and by no later than [Thursday], May [26], 2011, in the envelope provided for that purpose, which does not require any postage if mailed in the United States. If you are able to attend the Meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the Meeting. The enclosed proxy is being solicited by the Board of Trustees.

BY ORDER OF THE BOARD OF TRUSTEES

[•], Secretary

April [•], 2011

TAIWAN GREATER CHINA FUND
PROXY STATEMENT
INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of trustees (the “Board of Trustees” or the “Board;” the trustees of the Board are referred to herein as the “Trustees”) of the Taiwan Greater China Fund (the “Trust”) for use at the Annual Meeting (the “Meeting”) of holders of shares (“Shareholders”) of the Trust (“Shares”) to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Friday, May 27, 2011 at 9:30 a.m., Eastern time, and at any adjournment thereof.

This proxy statement and the accompanying proxy are first being mailed to Shareholders on or about April [•], 2011. All properly executed proxies received by mail on or before the close of business on [Thursday], May [26], 2011 or delivered personally at the Meeting will be voted as specified in such proxies or, if no specification is made, for Proposals 1, 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i).

The Board of Trustees has fixed the close of business on Friday, April 22, 2011, as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders of record will be entitled to one vote for each Share. No Shares have cumulative voting rights for the election of the Trustees.

As of the record date, the Trust had [•] Shares outstanding. Abstentions will be counted as present for all purposes in determining the existence of a quorum.

One-third of the Trust’s outstanding Shares, present in person or represented by proxy at the Meeting, will constitute a quorum for the transaction of business at the Meeting. The affirmative vote of a plurality of the Shares present or represented by proxy and voting on the matter in question at the Meeting is required to elect the nominees for election as Trustees. Approval of converting the Trust from a closed-end investment company to an open-end investment company requires the affirmative vote of a majority of the outstanding Shares. Approval of an investment advisory agreement with CCM Partners and an investment sub-advisory agreement with Nikko Asset Management each requires the affirmative vote of a majority of the outstanding voting securities of the Trust, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more than 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote. An affirmative vote of a majority of all outstanding Shares is required to approve an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees, an amendment to the Declaration of Trust allowing for the Trust to have multiple funds and an amendment to the Declaration of Trust allowing for the Trust to make in-kind redemptions. Approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the Republic of China (the “ROC”) to the Greater China region, approval of an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from the ROC to the Greater China region and approval of an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust each requires the affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more that 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote.

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to a proposal, shares will be voted FOR (i) the election of the nominees for Trustee; (ii) the conversion of the Trust from a closed-end investment company into an open-end investment company; (iii) the approval of the investment advisory agreement with CCM Partners; (iv) the approval of the investment sub-advisory agreement with Nikko Asset Management; (v) the approval of an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees; (vi) the approval of an amendment to the Declaration of Trust to allow for the Trust to have multiple funds; (vii) the approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the ROC to the Greater China region; (viii) the approval of an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from the ROC to the Greater China region; (ix) the approval of an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust, and in accordance with the judgment of the persons appointed as proxies, upon any other matter that may properly come before the Meeting. A Shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (x) a written revocation, which must be signed and include the Shareholder’s name and account number, received by the Secretary of the Trust, c/o Nanking Road Capital Management, LLC, 111 Gillett Street, Hartford, CT 06105; (y) properly executing a later-dated proxy; or (z) attending the Meeting and voting in person. If your Shares are held by your broker, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than the Trust. Abstentions will be treated as votes present and not cast at the meeting. Accordingly, abstentions will not have the effect of votes in opposition to (I) the election of Trustees under Proposal 1, but will have the effect of votes in opposition to (II) the approval of the conversion of the Trust from a closed-end investment company into an open-end investment company under Proposal 2(a), (III) the approval of the investment advisory agreement with CCM Partners under Proposal 2(b), (IV) the approval of the investment sub-advisory agreement with Nikko Asset Management under Proposal 2(c), (V) the approval of an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees under Proposal 2(d), (VI) the approval of an amendment to the Declaration of Trust to allow for the Trust to have multiple funds under Proposal 2(e), (VII) the approval of an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions under Proposal 2(f); (VIII) the approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the ROC to the Greater China region under Proposal 2(g), (IX) the approval of an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from the ROC to the Greater China region under proposal 2(h), and (X) the approval of an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust under Proposal 2(i).

The Trust knows of no business that may or will be presented for consideration at the Meeting, other than that described in Proposals 1, 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i) described herein. If any matter not referred to above is properly presented, the persons named on the enclosed proxy will vote in accordance with their discretion. However, any business that is not on the agenda for the Meeting may be presented for consideration or action at the Meeting only with the approval of the Board of Trustees.

The address of Brown Brothers Harriman & Co., which provides certain administrative services for the Trust, is 50 Milk Street, Boston, Massachusetts 02109-3661.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Friday, May 27, 2011. The Trust’s Notice of Special Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at [website address].

BENEFICIAL OWNERSHIP OF SHARES

The following table provides information, as of April [•], 2011, except as noted, regarding the beneficial ownership of Shares by (i) each person or group known to the Trust to be the beneficial owner of more than 5% of the Shares outstanding, (ii) each of the Trustees or Trustee nominees, (iii) each executive officer of the Trust and (iv) all Trustees, Trustee nominees and executive officers of the Trust as a group. Except as noted, each of the named owners has sole voting and dispositive power over the Shares listed.

[TO BE UPDATED FOR DEFINITIVE FILING]

Name and Address of Beneficial Owner	Amount of Beneficial Ownership		Percent of Trust

City of London Investment Group plc (“CLIG”) City of London Investment Management Company Limited (“CLIM”) 77 Gracechurch Street, London EC3V OAS U.K.	[•]	(1)	[•]	%
Lazard Asset Management LLC (“Lazard”) 30 Rockefeller Plaza New York, NY 10112 U.S.A.	[•]	(2)	[•]	%
Sarasin Investment Fund Ltd. 155 Bishopsgate London EC2M 3XY U.K.	[•]	(3)	[•]	%
1607 Capital Partners, LLC 4991 Lake Brook Dr., Suite 125 Glen Allen, VA 23060	[•]	(4)	[•]	%

(1)

Based upon information provided by CLIG and CLIM in a statement on Schedule 13D/A jointly filed on [•] with respect to ownership as of [•]. In that statement, CLIM reported that it held its [•] Shares as investment adviser to certain investment funds. CLIG reported that its ownership included the [•] Shares held by CLIM as a result of CLIG’s status as the parent holding company of CLIM. CLIG and CLIM stated that they held sole voting power and sole dispositive power over their Shares.

(2)

Based upon information provided by Lazard Asset Management LLC in a statement on Schedule 13G filed on [•] with respect to its ownership as of [•], declaring that it held sole voting and sole dispositive power over its Shares.

(3)

Based upon information disclosed on Bloomberg as of [•]. This information reflects that Sarasin Emerging Sar Fund holds [•] Shares, and SaraPro Emerging Markets Fund holds [•] Shares. The Trust believes that Sarasin holds voting and shared dispositive power over all such Shares.

(4)

Based upon information provided by 1607 Capital Partners, LLC in a statement on Schedule 13G filed on [•] with respect to its ownership as of [•], declaring that it held sole voting and sole dispositive power over its Shares.

TRUSTEES AND EXECUTIVE OFFICERS

[TO BE UPDATED FOR DEFINITIVE FILING]

Name	Amount of Beneficial Ownership	Percent of Trust	Dollar Range of Beneficial Ownership **

Steven R. Champion	[•]	[•]	[•]
Frederick C. Copeland, Jr.	[•]	[•]	[•]
David Laux	[•]	[•]	[•]
Robert P. Parker	[•]	[•]	[•]
Edward B. Collins	[•]	[•]	[•]
Tsung-Ming Chung	[•]	[•]	[•]
[Secretary]	[•]	[•]	[•]
All Trustees, Trustee nominees and executive officers as a group	[•]	[•]

*	Less than 1%

**	Based on the net asset value of the Shares on April [•], 2011 of $[•].

PROPOSAL 1. ELECTION OF TRUSTEES

The nominees for election to the Board of Trustees are Messrs. James W. Miller, Jr., Kevin T. Kogler and Steven H. Sutro. Messrs. Miller and Kogler are currently not Trustees of the Trust, and if elected, will serve for terms expiring on the date of the 2013 Annual Meeting of Shareholders or the special meeting in lieu thereof. Messrs. Miller and Kogler were nominated by the Board of Trustees, at a meeting held on April 6, 2011, following the recommendation of the Nominating Committee of the Board at a meeting held on April 6, 2011. Mr. Sutro is currently not a Trustee of the Trust, and if elected, will serve for a term expiring on the date of the 2012 Annual Meeting of Shareholders or the special meeting in lieu thereof. Mr. Sutro was nominated by the Board of Trustees, at a meeting held on April 6, 2011, following the recommendation of the Nominating Committee of the Board at a meeting held on April 6, 2011.

If Proposal 2(d) (set forth below) is approved by Shareholders and is implemented by the Board in connection with the conversion of the Trust to an open-end investment company, the nominees set forth above will serve the term provided for in the amended Declaration of Trust, the revised sections of which are set forth in Proposal 2(d). Additionally, please note that if the open-ending proposals are approved by Shareholders, it is anticipated that changes will occur to the composition of the Board that will result in a majority of the Trustees being affiliated with the California Investment Trust fund complex.

INFORMATION CONCERNING NOMINEES

The following table sets forth certain information concerning Messrs. Miller, Kogler and Sutro.

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee

Non-Interested Nominees

James W. Miller, Jr. (44) P.O. Box 387 San Francisco, California 94104	N/A	N/A

Director, RREEF, 2006-present; Executive Vice President, Jones Lang LaSalle Americas, Inc., 1999-2006; Associate, Orrick Herrington & Sutcliffe LLP (law firm);
1996-1999; Associate, Gordon & Rees LLP (law firm), 1992-1993

Experience in real estate in both law and business.; J.D.; Trustee, California Investment Trust, 2002-present

Kevin T. Kogler (45) P.O. Box 387 San Francisco, California 94104	N/A	N/A

Principal, Robertson Piper Software Group, 2006-present; Senior Vice President, Investment Banking, Friedman, Billings Ramsey, 2003-2006; Director, Technology Investment Banking, Salomon Smith Barney, 2001- 2002; Vice President, Technology Investment Banking, CS First Boston/ Donaldson Lufkin & Jenrette, 1997-2001; Associate, PaineWebber, Inc., 1995-1997

Experience in investment banking and technology industry; M.B.A.; Trustee, California Investment Trust, 2006-present

Steven H. Sutro (42) P.O. Box 387 San Francisco, California 94104	N/A	N/A	Partner, Duane Morris LLP (law firm), 2003-present; Associate, Duane Morris LLP (law firm) 2000-2002; Associate, Hancock Rothert & Bunshoft LLP (law firm), 1994-1999	Experience in law and securities regulations; J.D.; Trustee, California Investment Trust, 2006-present

INFORMATION CONCERNING OTHER TRUSTEES

The following table sets forth certain information concerning the Trustees of the Trust (other than Messrs. Miller, Kogler and Sutro).

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Trustee

Non-Interested Trustees

Frederick C. Copeland, Jr. (68) 11 Deer Ridge Road Avon, Connecticut 06001	Trustee, Chairman and Audit Committee Member	Trustee since May 2004 and until the 2011 Annual Meeting of Shareholders or the special meeting in lieu thereof; Chairman of the Board since February 2006

Vice Chairman, Director, Chairman of the Executive Committee, Far East National Bank, since 2004; Chairman and Chief Executive Officer, Far East National Bank, 2008-2009; Principal, Deer Ridge Associates, LLC (financial consulting), 2001-2006

Director, Mercantile Commercial Bank Holding, since 2007; Director, Mercantile Commercial Bank, since, 2007; President, Chief Executive Officer and Chief Operating Officer, Aetna International (insurance), 1995-2001; Executive Vice President, Aetna, Inc. (insurance), 1997-2001; Chairman, President and Chief Executive Officer, Fleet Bank, N.A., 1993-1995; President and Chief Executive Officer, Citibank Canada Ltd., 1987-1993; Taiwan Country Head, Citibank, 1983-1987

Robert P. Parker (69) 101 California Street Suite 2830 San Francisco, California 94111	Trustee and Audit Committee Member	Trustee since 1998 and until the 2011 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman from February to July 2004	Chairman, Parker Price Venture Capital, Inc., since prior to 2004	Director, NexFlash Technologies, Inc., 2001-2005 Partner, McCutchen, Doyle, Brown & Enersen (international law firm), 1988-1997.

Edward B. Collins (68) 765 Market Street, Suite 31A San Francisco, California 94103	Trustee and Audit Committee Member	Trustee since 2000 and until the 2012 Annual Meeting of Shareholders or the special meeting in lieu thereof	Member, General Partner of ChinaVest V, LLC and Chairman and Chief Executive Officer of ChinaVest, Inc. (venture capital investment), since prior to 2004

Chairman and Director, Branded Spirits, Ltd., 2009-present; Director, Oclaro, Inc. since May 2008; Chairman and Director, Medio Stream, Inc. since 2001; Director, California Bank of Commerce, since 2006; Partner, McCutchen Doyle, Brown & Enersen (international law firm), 1987-95

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Trustee

Non-Interested Trustees

Tsung-Ming Chung* (62) 4F, No. 1, Lane 21 Hsing-Hua Road Kwei-Shan Industrial Zone Taoyuan, Taiwan, R.O.C.	Trustee and Audit Committee Member	Trustee since 2006 and until the 2012 Annual Meeting of Shareholders or the special meeting in lieu thereof	Chairman and Chief Executive Officer, Dynapak International Technology Corp. since 2002; Chairman, Systems and Chips, Inc.; Director, Arima Group (technology)	Director, Far Eastern International Bank; Director and Chairman of Audit Committee, Taiwan Mobile Co.; Director and Audit Committee Chairman SMIC

David N. Laux** (83) The Hampshire, Apt. 701 1101 N. Elm Street Greensboro, North Carolina 27401	Trustee	Trustee since 1992 and until the 2010 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman from July 2004- August 2007	Director, International Foundation, 2001-2007; Chairman, Great Dads (non-profit), 2004-2006; President, U.S.-Taiwan Business Forum, 2000- 2005; Director, U.S.-Taiwan Business Council, 2000-present

President, U.S.-R.O.C (Taiwan) Business Council 1990-2000; Chairman and Managing Director, American Institute in Taiwan, 1987-1990; Director of Asian Affairs, National Security Council,
The White House, 1982-1986

*	Mr. Chung has submitted his resignation effective upon the election of Trustees at the Meeting.

**	Mr. Laux will not be standing for re-election at the Meeting.

BOARD STRUCTURE

Since the inception of the Trust in 1989, the Trustees have been divided into three classes, each having a term of three years, with the term of one class expiring each year. As of the date of this proxy statement, the Board has at least one member in each of the three classes.

The Board of Trustees is currently comprised of five Trustees, all of whom (100%) are not “interested persons” (as that term is defined in the 1940 Act) of the Trust. The Board has established the position of Chairman of the Board and has appointed Mr. Copeland the Chairman of the Board. The Chairman of the Board, among other responsibilities, chairs meetings of the Board and serves as spokesperson for the Board. The Board has established two standing Committees: the Audit Committee and the Nominating Committee, collectively, (the “Committees”). These Committees are chaired by, and composed entirely of Board members. See “Committees” above for a further description of the composition, duties and responsibilities of these Committees.

The Board and the members of the Committees annually evaluate the performance of the Board and the Committees, which evaluation includes considering the effectiveness of the Committee structure. The Board believes that its leadership structure is appropriate in light of the asset size of the Trust and the nature of its business, and is consistent with industry practices.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all Shareholders. A Trustee’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic positions; experience from service as a Trustee, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee or nominee for Trustee that support the conclusion that each person is qualified to serve as a Trustee.

Edward B. Collins has served as a Trustee and Audit Committee member since 2000. His relevant experience includes being a director and officer of various private and non-public entities doing business in the United States, Taiwan and China, the Chairman of the California Bank of Commerce and a partner of an international law firm.

Tsung-Ming Chung has served as a Trustee and Audit Committee member since 2006. His relevant experience includes being a chairman and officer of various private and non-private entities in the technology industry in Taiwan and a partner in a public accounting firm in Taiwan.

Frederick C. Copeland, Jr. has served as a Trustee and Audit Committee member since May 2004 and as Chairman since May 2006. His relevant experience includes being a chief operating officer, chairman, director, principal and president of several private and non-private entities in various industries within the United States and Taiwan, including banking and insurance. Mr. Copeland also has been active in entities doing business in China.

Robert P. Parker has served as a Trustee, Audit and Nominating Committee member since 1998. His relevant experience includes being a chairman and director of various private and non-private entities, including venture capital funds, within the United States and Taiwan. Mr. Parker has also been active in entities doing business in China. Mr. Parker was also a former partner of an international law firm.

David N. Laux has served as a Trustee and Nominating Committee member since 1992. His relevant experience includes being a chairman, president and director of various private, non-private entities and nonprofit organizations associated with Taiwan.

James W. Miller, Jr. has served as a Trustee [and Audit Committee Co-Chair] for California Investment Trust since 2002. His relevant experience includes being involved in the real estate industry in both a legal and business capacity. Mr. Miller also holds a J.D.

Kevin T. Kogler has served as a Trustee [and Audit Committee member] for California Investment Trust since 2006. His relevant experience includes being involved in the technology industry in an investment banking capacity. Mr. Kogler also holds an M.B.A.

Stephen Sutro has served as a Trustee [and Audit Committee Co-Chair] for California Investment Trust since 2006. His relevant experience is in law and securities regulation. Mr. Sutro also holds a J.D.

BOARD RISK OVERSIGHT

As part of its responsibilities for oversight of the Trust, the Board oversees risk management of the Trust’s investment program and business affairs. Day-to-day risk management functions are subsumed within the responsibilities of the Trust’s investment adviser and other service providers (depending on the nature of the risk). The Trust is subject to a number of risks, including investment, compliance, valuation and operational risks. The Board interacts with and reviews reports from the investment adviser, the independent registered public accounting firm for the Trust and administrator regarding risks faced by the Trust and the service providers’ risk functions. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board has approved the Trust’s compliance program and appointed a Chief Compliance Officer (“CCO”), who is responsible for overseeing the compliance procedures of the Trust and certain of its service providers. Senior management and the CCO report at least quarterly to the Board regarding compliance matters relating to the Trust, and the CCO annually assesses (and reports to the Board regarding) the operation of the Trust’s compliance program. The Board meets at least quarterly with the CCO with the presence of management and Trust counsel to assist the Board in performing its oversight responsibilities.

BOARD AND COMMITTEE MEETINGS

The Board of Trustees held four meetings during the fiscal year ended December 31, 2010. During the fiscal year ended December 31, 2010 each Trustee attended at least 75% of the total of (i) all meetings of the Board of Trustees and (ii) all meetings of each Committee on which he served.

NOMINATING COMMITTEE

The Board has a Nominating Committee, the current members of which are Messrs. Robert P. Parker (Chair) and David N. Laux. The Nominating Committee is responsible for considering candidates for nomination or election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary. The Nominating Committee met one time during the fiscal year ended December 31, 2010 and one additional time following the fiscal year ended December 31, 2010 and prior to the date hereof. The members of the Nominating Committee are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act and also are Board members of the Trust, as defined under the rules of the NYSE. The Nominating Committee has a charter, which is available on the Trust’s website at www.taiwangreaterchinafund.com. The charter provides that the Nominating Committee will consider recommendations of Trustee nominees submitted by Shareholders. Any such recommendations should be sent to the Trust’s Nominating Committee, c/o the Secretary of the Trust, Nanking Road Capital Management, LLC, 111 Gillett Street, Hartford, CT 06105. The charter also provides that the Nominating Committee will consider potential candidates who are personally known to members of the Nominating Committee, persons who are recommended to the Nominating Committee by other members of the Board and other persons known by Board members or persons identified by any search firm retained by the Nominating Committee. In considering whether to recommend that an individual be nominated as a Trustee, the Nominating Committee will take the following criteria, among others, into account: (i) the Board’s size and composition; (ii) applicable listing standards and laws; (iii) an individual’s expertise (especially with regard to matters relating to Taiwan as well as mainland China and public and private investment funds), experience and willingness to serve actively; (iv) whether an individual will enhance the functioning of the Board and the compatibility of his or her views concerning the manner in which the Trust should be governed with the Board’s assessment of the interests of Shareholders; and (v) the number of other company boards of directors on which such individual serves. While diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Trustee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity.

During the fiscal year ended December 31, 2010, the Nominating Committee did not retain any search firm or pay a fee to any third party to identify Trustee candidates.

On April 6, 2011, the Nominating Committee met and recommended that Messrs. Miller, Kogler and Sutro be nominated to stand for election at the Meeting. At a meeting of the Board on April 6, 2011, Mr. Tsung-Ming Chung informed the Board of Trustees of his decision to retire from the Board effective with the election of Trustees at the Meeting. Mr. David N. Laux has informed the Board of Trustees of his decision not to stand for re-election at the Meeting. The Board has increased the size of the Board of Trustees from five to seven effective upon the election of Trustees at the Meeting.

AUDIT COMMITTEE AND INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Trustees has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 32a-4 under the 1940 Act. The current members of the Audit Committee are Messrs. Edward B. Collins (Chair), Frederick C. Copeland, Jr., Robert P. Parker and Tsung-Ming Chung. The members of the Audit Committee are not interested persons of the Trust, as defined in the 1940 Act, and also are independent Trustees of the Trust, as defined in the rules of the NYSE.

The responsibilities of the Audit Committee include, among other things, review and selection of the independent public accountants of the Trust, review of the Trust’s financial statements prior to their submission to the Board of Trustees and of other accounting matters of the Trust, and review of the administration of the Trust’s Codes of Ethics and Whistleblower Policy.

Audit Committee Report

The Audit Committee held two meetings during the fiscal year ended December 31, 2009 and two meetings during the fiscal year ended December 31, 2010. The Audit Committee also met on February 23, 2011. At those meetings, the Audit Committee, among other things:

(i) approved the selection of KPMG LLP (“KPMG”) as the Trust’s independent public accountants for its 2010 fiscal year;

(ii) reviewed the annual report and audited financial statements of the Trust for its 2009 and 2010 fiscal years and discussed those statements with the Trust’s management and KPMG;

(iii) reviewed the audit committee’s performance for the calendar year ended 2009 and 2010;

(iv) discussed with the Trust’s management and KPMG those matters requiring discussion by the Accounting Standards Board’s Statement of Auditing Standards No. 61 as currently in effect, including the independence of KPMG;

(v) received the written disclosures and the letters from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence;

(vi) reviewed the charter for the Audit Committee; and

(vii) pre-approved the payment of fees for permitted non-audit services.

Based upon the reviews, discussions and consideration described above, the Audit Committee recommended to the Board of Trustees that the Trust’s audited financial statements be included in its Annual Report to Shareholders for the Trust’s fiscal year ended December 31, 2009 and December 31, 2010.

Edward B. Collins
Frederick C. Copeland Jr.
Robert P. Parker
Tsung-Ming Chung

Representatives of KPMG are expected to be available at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if they desire to do so.

AUDIT AND NON-AUDIT FEES

Audit Fees. The aggregate fees billed by KPMG for professional services rendered by KPMG, the Trust’s independent auditors, in connection with the annual review and audit of the Trust’s financial statements and for services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for each of the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 were $85,000, $85,000 and $88,000, respectively.

Audit Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit or review of the Trust’s financial statements and are not reported under the section entitled “Audit Fees” for each of the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 were $20,150, $7,400 and $14,250, respectively.

Tax Fees. The aggregate fees billed for professional services rendered by KPMG in connection with the preparation of the Trust’s federal income and excise tax returns and the provision of tax advice and planning services for each of the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 were $30,000, $30,000 and $33,000, respectively.

All Other Fees. The aggregate fees billed for products and services provided by KPMG other than the fees for services referenced above for each of the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 were $0, $0 and $0, respectively.

Aggregate Amount of Non-Audit Fees. The aggregate amount of non-audit fees billed by KPMG for services rendered to the Trust for each of the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010 were $0, $0 and $0, respectively. The aggregate non-audit fees include the amounts shown under Tax Fees and All Other Fees for the fiscal years ended December 31, 2008, December 31, 2009 and December 31, 2010, respectively.

AUDIT COMMITTEE’S PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee approves the engagement of the Trust’s accountants to render audit or non-audit services before such accountants perform such services.

All services described under “Audit Fees” and “Non-Audit Fees” above that required approval were pre-approved by the Audit Committee before KPMG’s engagement to perform them.

POLICY ON TRUSTEES’ ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

The Trust’s policy with regard to attendance by members of the Board of Trustees at its Annual Meetings of Shareholders is that all Trustees are expected to attend, absent extenuating circumstances. All then current Trustees attended the 2009 Annual Meeting.

COMMUNICATIONS WITH THE BOARD OF TRUSTEES

Shareholders who wish to communicate with the Board of Trustees with respect to matters relating to the Trust may address their correspondence to the Board as a whole or to individual members c/o the Secretary of the Trust, Nanking Road Capital Management, LLC, 111 Gillett Street, Hartford, CT 06105.

OFFICERS OF THE TRUST

The following table sets forth certain information concerning the officers of the Trust. Information regarding Mr. Copeland, the Chairman of the Board, is set forth in the Trustee table above. The Chairman and the President (Messrs. Copeland and Champion, respectively) each holds office until his successor is duly elected and qualified, and all other officers hold office at the discretion of the Trustees.

Name (Age) and Address	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Officer

Steven R. Champion (65) 111 Gillett Street Hartford, CT 06105 U.S.A.	President, Chief Executive Officer and Portfolio Manager	President, Chief Executive Officer and Portfolio Manager, February 2004-present; President, May 1989-June 1992

President, Nanking Road Capital Management, LLC, July 2007-present; President, Chief Executive Officer and Portfolio Manager of the Trust, February 2004-October 2007; Executive Vice President, Bank of Hawaii, 2001-2003; Chief Investment Officer, Aetna International,prior to 2000- 2001

None

[•]	[Secretary,Treasurer, Chief Financial Officer and Chief Compliance Officer]	[Secretary, Treasurer, Chief Financial Officer and Chief Compliance Officer since [•]]	[•]	[None]

TRUSTEE AND OFFICER COMPENSATION

The compensation received by each Trustee and officer of the Trust for the fiscal year ended December 31, 2010 is set forth below.

Name	Position	Total Compensation from the Trust Paid to Trustees and officers (1)(2)

Edward B. Collins	Trustee	$23,000 (2)

Frederick C. Copeland, Jr.	Trustee	$28,000 (2)

David N. Laux	Trustee	$23,000 (2)

Robert P. Parker	Trustee	$23,000 (2)

Tsung-Ming Chung	Trustee	$22,000 (2)

Pedro-Pablo Kuczynski (3)	Trustee	$31,000 (2)

(1)	The Trustees and officers of the Trust do not receive any pension or retirement benefits from the Trust.

(2)

Compensation consists of a $2,000 meeting fee for each Board of Trustees’ meeting or committee meeting attended in person, $1,000 meeting fee for each Board of Trustees’ meeting or committee meeting attended by telephone and an annual retainer of $12,000 ($20,000 for the Chairman and $17,000 for the Vice Chairman, if applicable).

(3)	Mr. Kuczynski resigned as a Trustee effective January 11, 2011.

REQUIRED VOTE

The affirmative vote of a plurality of Shares present or represented by proxy and voting on the matter in question at the Meeting is required to elect the nominees as Trustees. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will not have the effect of votes in opposition to the election of a Trustee under this Proposal 1.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES SET FORTH IN THIS PROPOSAL 1 AS TRUSTEES.

OPEN-ENDING PROPOSALS:

The Trust is registered as a closed-end investment company under the 1940 Act and has operated as a closed-end fund since the reorganization of The Taiwan (R.O.C.) Fund (which was an open-end fund not registered in the United States) into the Trust on May 19, 1989. The Declaration of Trust and By- Laws provide that the Board of Trustees is required to submit to Shareholders at their next annual meeting a binding resolution to convert the Trust into an open-end investment company if the Shares trade on the NYSE at an average discount from their net asset value (“NAV”) of more than 10% during any 12-week period beginning after the most recent vote on such matter (which occurred at the 2009 Annual Meeting of Shareholders). For these purposes, the average variation of the trading price of the Shares from their NAV is determined on the basis of such variances for each trading day (which means each day when the NYSE is open for trading) during the applicable 12-week period and then the average of such daily variances is determined for the applicable 12-week period as of the end of such period.

By the terms of the Declaration of Trust, this requirement became effective on June 1, 1992, and since then Shareholders have voted on such a resolution 13 times; in 1995, in each of the years from 1997 through 2005, and in 2007, 2008 and 2009. In each instance, the Board recommended that Shareholders vote against the resolution to convert the Trust into an open-end investment company, and such resolution was not adopted by Shareholders. However, unlike in previous years where the Board has been required to submit this resolution to Shareholders, the Board now senses that the holders of significant portion, likely a majority, of Shareholders now support this resolution, and as such the Board now reluctantly supports it. In addition, the Board recognizes that the Trust is not viable on a long term basis under its “interval” structure, under which the Trust is required to repurchase at least 5% of its shares twice a year. Therefore, the Board believes that open-ending the Trust should provide the Trust with long-term viability.

Recognizing that the vote of Shareholders is necessary to open-end the Trust would likely be achieved at the 2010 Annual Meeting of Shareholders, the Board determined that it could only responsibly permit the Trust to open-end if the Board could identify a financial services firm that could provide the Trust with the distribution services necessary to sell the Shares to help offset the redemption of Shares that would occur once the Trust was open-ended. The Board then undertook a several month long process to identify such a firm, including hiring a consultant to identify likely candidates, assist in contacting candidates and evaluating candidates that expressed an interest in being retained by the Trust.

After reviewing the proposals of several candidates, the Board has determined that it is in the best interests of the Trust to retain RFS Partners (the “Distributor”) to provide distribution services to the Trust and, in that connection, also retain CCM Partners, an affiliate of the Distributor, as the Trust’s investment adviser. The Board has selected the Distributor and CCM Partners because it believes the Distributor and CCM Partners provide a package of distribution, investment advisory and administrative services that are best suited to the Trust. In particular, the distributor appears to have a network of relationships with open-end fund sellers that would be effective in selling the Shares, while CCM Partners appears to be capable of providing appropriate investment advisory and administrative assistance. Also, to assist in providing investment advisory services to the Trust, CCM Partners has proposed retaining Nikko Asset Management as a sub-adviser to the Trust. The Board has determined that Nikko Asset Management has a demonstrated capability to manage assets invested in the Chinese securities markets, including Taiwan, and as sub-adviser to the Trust is prepared to devote a research analyst and an experienced portfolio manager and to manage the Trust and assist in marketing the Shares. Additional information regarding the Distributor, CCM Partners and Nikko Asset Management appears below.

In discussions with CCM Partners and Nikko Asset Management, the Board has determined that the marketing of the Trust’s Shares as an open-end fund likely would be more viable if the Trust broadened its investment focus from the ROC to the Greater China region. To this end, the Board has proposed an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the ROC to the Greater China region. The Board also has proposed a change to the investment policies of the Trust, including (i) a revision to the requirement that under normal circumstances at least 80% of the Trust’s net assets will be invested in investments that are economically tied to the ROC (commonly referred to as Taiwan), to a requirement that under normal circumstances at least 80% of the Trust’s net assets will be invested in investments that are economically tied to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the PRC); (ii) removal of the Trust’s prohibition on the short selling of securities, writing put and call options or engaging in purchases of securities on margin; buying or selling commodities or commodity contracts (including futures contracts on a contract market or other futures market); (iii) removal of the Trust’s prohibition on investing in equity securities that are not listed and traded on the TSE; and (iv) removal of the Trust’s prohibition on effecting any securities transaction with another trust fund under the Trust’s former investment adviser’s management. The Board believes that the expansion of the investment objective regarding the primary geographic investment focus of the Trust coupled with the increased flexibility afforded to CCM Partners and Nikko Asset Management in the management of the Trust’s assets by the removal of the investment restrictions of the Trust set forth above may allow the Trust’s assets to be managed in a more efficient manner, consistent with its proposed revised investment objective.

If, as the Board anticipates, the proposal to open-end the Trust receives the necessary Shareholder approval, the Shares will no longer be listed on the New York Stock Exchange, and the Trust will no longer be required to hold annual meetings of Shareholders. As such, the Board has proposed that the Declaration of Trust be amended to eliminate the provision setting the terms of the Trustees at staggered three year intervals. The amended provision would provide that the Trustees would serve for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

The Trust is currently structured as a single fund; however, many open-end funds are structured with multiple funds (commonly referred to as series) being housed under a single entity (such as a trust). In such a structure, the shares of each series have access only to the securities held by such series and are subject only to the liabilities of such series. If Shareholders approve the open-ending of the Trust, the Board believes that the proposed amendment to the Declaration of Trust to allow for the Trust to have multiple funds will permit CCM Partners to add series to the Trust in the future, with the inclusion of additional series providing potential reductions to the expense ratio of the Trust. The potential reduction in the expense ratio may occur as a result of fixed expenses of the Trust being spread over multiple series.

If Proposal 2(a) is approved, and the Trust is open-ended, the amendment to the Declaration of Trust to allow the for Trust to make in-kind redemptions will allow for the Trust, subject to the supervision of the Board, to exchange Shares offered for redemption to the Trust by Shareholders of securities held by the Trust. The Board believes the flexibility provided to the Trust by this amendment may help to protect long-term investors by not requiring the Trust to sell off at inopportune times certain of its securities in order to have the cash on hand that would otherwise be necessary if the Trust was permitted to make cash redemptions only. The Trust will make every effort to make redemptions to Shareholders in cash; however, if such cash redemptions, due to their size, timing, etc., would negatively impact the Trust’s assets, the Trust retains the right to make such redemptions in-kind so as to protect non-redeeming Shareholders.

While each of the proposals set forth under this heading “Open-Ending Proposals,” the open-ending provision itself under Proposal 2(a), the retention of CCM Partners as the Trust’s investment adviser under Proposal 2(b), the retention of Nikko Asset Management as the Trust’s investment sub-adviser under Proposal 2(c), the amendments of the Trust’s Declaration of Trust under Proposals 2(d), 2(e) and 2(f), an amendment to the investment objective of the Trust under Proposal 2(g) and the amendments to investment policies of the Trust under Proposals 2(h) and 2(i) will be voted on by Shareholders separately, the proposals will give the Trustees the power to determine whether to implement certain of the proposals even if those proposals are approved by Shareholders. The Trustees will not have this power with respect to the open-ending provision itself (Proposal 2(a)); however, if for example, Proposal 2(a) is not approved by Shareholders, the Trustees may determine not to retain CCM Partners as the Trust’s investment adviser and/or Nikko Asset Management as the Trust’s investment sub-adviser and may determine not to implement the amendments to the Declaration of Trust or the proposed changes to the Trust’s investment objective and policies.

Alternatively, if Proposal 2(a) is approved by Shareholders, but some or all of the other proposals are not approved, the Board may hire additional consultants to determine what alternatives are available to the Trust in order to meet the interests of Shareholders including, but not limited to, re-submitting matters to a Shareholder vote and hiring a proxy service to obtain the necessary votes, offering additional matters to be voted on by Shareholders, or re-evaluating remaining alternatives that are available to Trust.  The Board believes that this result could potentially prove expensive and result in substantial incremental costs to Shareholders.

If Proposal 2(a) is approved by Shareholders, the open-ending will become effective when a number of steps, which will permit the Trust to operate effectively as an open-end investment company are completed, including the Securities and Exchange Commission’s (the “SEC”) declaring effective the registration statement that the Trust has filed with the SEC to permit it to sell Shares as an open-end investment company and the transfer agent the Trust has retained to process subscriptions and redemptions of the Shares as an open-end investment company having indicated that it has the necessary systems in place to provide those functions. With these considerations in mind, the open-ending will be pursued as expeditiously as is reasonably practicable by the Trust, and is not anticipated to become effective any later than [•], 2011; however, the open-ending could be delayed if arrangements with a transfer agent for redemption of the Shares are not completed by that date or if the Board determines that such a delay is prudent for other reasons. The Trust will issue a press release announcing the effective date approximately two weeks prior to that date.

PROPOSAL 2(a): CONVERSION OF THE TRUST FROM A CLOSED-END INVESTMENT
COMPANY TO AN OPEN-END INVESTMENT COMPANY

The Trust is registered as a closed-end investment company under the 1940 Act and has operated as a closed-end fund since the reorganization of The Taiwan (R.O.C.) Fund (which was an open-end fund not registered in the United States) into the Trust on May 19, 1989. The Trust’s Declaration of Trust and By-Laws provide that the Board of Trustees is required to submit to Shareholders at their next annual meeting a binding resolution to convert the Trust into an open-end investment company if the Shares trade on the NYSE at an average discount from their net asset value (“NAV”) of more than 10% during any 12-week period beginning after the most recent vote on such matter (which occurred at the Trust’s 2008 annual meeting). For these purposes, the average variation of the trading price of the Shares from their NAV is determined on the basis of such variances for each trading day (which means each day when the NYSE is open for trading) during the applicable 12-week period and then the average of such daily variances is determined for the applicable 12-week period as of the end of such period. The affirmative vote of a majority of the Shares outstanding and entitled to vote is required for the adoption of such a resolution.

By the terms of the Declaration of Trust, this requirement became effective on June 1, 1992, and since then Shareholders have voted on such a resolution 13 times; in 1995, in each of the years from 1997 through 2005, and in 2007, 2008 and 2009. In each instance, the Board recommended that Shareholders vote against the resolution to convert the Trust into an open-end investment company, and such resolution was not adopted by Shareholders. However, unlike in previous years where the Board has been required to submit this resolution to Shareholders, the Board now senses that the holders of significant portion, likely a majority, of Shareholders now support this resolution, and as such the Board now reluctantly supports it. In addition, the Board recognizes that the Trust is not viable on a long term basis under its “interval” structure, under which the Trust is required to repurchase at least 5% of its shares twice a year. Therefore, the Board believes that open-ending the Trust should provide the Trust with long-term viability.

The Board of Trustees has considered information regarding the legal, operational and practical differences between closed-end and open-end investment companies, the Trust’s performance to date as a closed-end fund, the historical relationship between the market price of the Shares and their NAV, the possible effects of conversion on the Trust and alternatives to conversion. The Board of Trustees has resolved to recommend to Shareholders that they vote for the proposal to convert the Trust to an open-end investment company.

After the vote in 2009, the Shares, like those of most other closed-end country funds, continued to trade at a discount. The average discount for the period from the 2009 Annual Meeting of Shareholders until the record date for the Meeting was [•]%. As of the 12-week period ended December 4, 2009, the Shares traded at an average discount of more than 10% (10.10%), requiring the Board of Trustees to submit to Shareholders the proposal described herein. From the 12-week period ended on December 4, 2009 until the record date for the Meeting, the Shares have traded at an average discount of [•]%.

On April [14], 2011, the Shares’ trading price on the NYSE closed at a discount to NAV per Share of [•]%. Conversion of the Trust to an open-end investment company would eliminate the trading market in the Shares and provide Shareholders with a continuing opportunity to redeem their Shares from the Trust at their NAV. The proposal will be adopted, as provided in the Declaration of Trust, only if approved by holders of a majority of the Shares outstanding and entitled to vote.

Since the reorganization of the Trust in 1989, the Shares periodically have frequently traded at a discount to NAV. (See below under “Differences Between Open-end and Closed-end Investment Companies—Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium”.) The Shares’ average annual discount/premium (determined by comparing the Shares’ NAV to their closing price on the NYSE on each trading day pursuant to the Trust’s By-Laws) by year is as follows:

YEAR	DISCOUNT(-)/ PREMIUM

1989 (May 12 to December 31)	2.71%
1990	-9.47%
1991	-3.29%
1992	4.26%
1993	3.45%
1994	0.75%
1995	1.23%
1996	3.28%
1997	-17.06%
1998	-17.67%
1999	-14.24%
2000	-18.82%
2001	-14.51%
2002	-14.95%
2003	-11.33%
2004	-9.99%
2005	-7.55%
2006	-7.30%
2007	-9.72%
2008	-9.78%
2009	[•] %
2010 (January 1, 2010 to September 30, 2010)	[•] %

While the Board understands that conversion to an open-end investment company could expose the Trust to the risk of a reduction in its size and a corresponding loss of economies of scale and an increase in its expenses as a percentage of NAV, as described below under “Effect of Conversion on the Trust,” the Board believes this concern is diminished by the sales and distribution services that would be available from the Distributor and CCM Partners.

As described below under “Measures to be Adopted if the Trust Becomes an Open-end Investment Company—Redemption Fee,” if Shareholders vote to convert the Trust into an open-end investment company, the Trust will impose a fee payable to the Trust on all redemptions that is equal to 2.00% of redemption proceeds for at least one year after conversion. In an effort to deter market timing of Shares after the conversion of the Trust from an open-end investment company, the Board of Trustees may also decide to impose redemption fees in connection with transactions within certain periods of time after the purchase of Shares from the Trust.

DIFFERENCES BETWEEN OPEN-END AND CLOSED-END INVESTMENT COMPANIES

1. Fluctuation of Capital; Redeemability of Shares; Elimination of Discount and Premium. Closed-end investment companies generally do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in the securities markets at prevailing market prices, which may be equal to, less than or more than NAV. From May 12, 1989 to October 16, 2008, the Shares traded on the NYSE at prices ranging from 31.55% below NAV (on April 27, 1990) to 35.36% above NAV (on December 13, 1993). During the period from May 1989 to September 1996, the Trust traded at both significant premiums to net asset value and significant discounts. Following September 1996, the Trust continuously sold at significant discounts during and after the Asian Financial Crisis. From the beginning of 2005 until early 2007, the discount moderated significantly, before widening again during the financial turmoil of the past several years. On April [1], 2011, the closing price of a Share on the NYSE was [•]% below its NAV.

Although it is now possible, subject to certain restrictions, for both institutions and individuals outside Taiwan to invest directly in Taiwan stocks, the Board of Trustees believes that many foreign investors, and particularly foreign individuals, continue to invest in the Taiwan market through a managed intermediary like the Trust. In February 2004, the Board revised the Trust’s investment strategy to provide that the Trust will primarily invest in Taiwan companies that derive or expect to derive a significant portion of their revenues from operations in or exports to mainland China, and the Board believes that substantial expertise is required to select and assess companies with that profile. However, additional alternatives to the Trust may develop as other vehicles for investment in Taiwan securities by investors located outside Taiwan, which could have the effect of increasing any discount at which the Shares trade in relation to their NAV.

By contrast, open-end investment companies in the United States, commonly referred to as mutual funds, issue redeemable securities with respect to which there is a small secondary trading market. This secondary market has grown in recent years with the establishment of exchange-traded open-end funds. Except during periods when the NYSE is closed or trading thereon is restricted, or when redemptions may otherwise be suspended in an emergency as permitted by the 1940 Act, the holders of these redeemable securities have the right to surrender them to the mutual fund and obtain in return their proportionate share of the mutual fund’s NAV at the time of the redemption (less any redemption fee charged by the fund or contingent deferred sales charge imposed by the fund’s distributor).

Upon conversion of the Trust into an open-end investment company, Shareholders who wished to realize the value of their Shares would be able to do so by redeeming their Shares at NAV (less the redemption fee discussed below under “Measures to be Adopted if the Trust Becomes an Open-end Investment Company—Redemption Fee”), which could rise or fall based upon the performance of the Trust’s investment portfolio. The trading market for the Shares at a discount from NAV would be eliminated.

Please note that the interval fund structure adopted by the Trust in 2005 while providing Shareholders a semi-annual opportunity to liquidate a portion (but not necessarily all) of their Shares at NAV, does so less a 2% repurchase fee.

2. Cash Reserves. Because closed-end investment companies are not required to meet redemptions, their cash reserves can be substantial or minimal, depending on the investment adviser’s investment strategy. The investment advisers of many open-end investment companies, on the other hand, believe it desirable to maintain cash reserves adequate to meet anticipated redemptions without prematurely liquidating their portfolio securities. Many open-end funds operate successfully in this environment, maintaining large cash reserves when net redemptions are anticipated and reducing such reserves at other times, thereby helping to lessen the impact of cash reserve requirements on an open-end investment company’s ability to achieve its investment. In addition, open-end investment companies are subject to a requirement that no more than 15% of their net assets may be invested in securities that are not readily marketable or are otherwise considered to be illiquid, so as to not restrict an investor’s liquidity and ability to redeem his or her shares.

3. Raising Capital. Closed-end investment companies may not issue new shares at a price below NAV except in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances. Accordingly, the ability of closed-end funds to raise new capital is restricted, particularly at times when their shares are not trading at a premium to NAV. The shares of open-end investment companies, on the other hand, are offered by such companies (in most cases continuously) at NAV, or at NAV plus a sales charge.

4. NYSE Delisting; State and Federal Fees on Sales of Shares. If the Trust converted to an open-end fund, the Shares would immediately be delisted from the NYSE. Delisting would save the Trust annual NYSE fees of approximately $30,000, but in the event that the Distributor successfully offsets any redemptions with sales of new Shares, such that a net positive increase in Shares outstanding occurs, the Trust would need to issue new Shares and would have to pay federal registration fees, except to the extent that a third party paid some or all of such fees.

5. Underwriting; Brokerage Commissions or Sales Charges on Purchases and Sales. Open-end investment companies typically seek to sell new shares on a continuous basis in order to offset redemptions. Shares of “load” open-end investment companies are normally offered and sold through a principal underwriter, which deducts a sales charge from the purchase price at the time of purchase or from the redemption proceeds at the time of redemption, receives a distribution fee from the fund (called a Rule 12b-1 fee), or both, to compensate it and securities dealers for sales and marketing services. Shares of “no-load” open-end investment companies are sold at NAV, without a sales charge, with the fund’s investment adviser or an affiliate normally bearing the cost of sales and marketing from its own resources. If this Proposal 2(a) is approved by Shareholders, the Distributor currently contemplates offering shares of the Trust on a no-load basis. Shares of closed-end investment companies, on the other hand, are bought and sold in secondary market transactions at prevailing market prices subject to the brokerage commissions charged by the broker-dealer firms executing such transactions. Except in the case of shares sold pursuant to a rights offering, when a closed-end fund sells newly issued shares, it typically does so in an underwritten public offering in which an underwriting fee of 4% or more is imposed. Except in the case of a rights offering, such sales can be made only at or above the shares’ then applicable NAV after the deduction of such an underwriting fee.

6. Shareholder Services. Open-end investment companies typically provide more services to shareholders and may incur correspondingly higher shareholder servicing expenses. One service that is generally offered by open-end funds is enabling shareholders to transfer their investment from one fund into another fund that is part of the same “family” of open-end funds at little or no cost to the shareholders. If the requisite majority of Shareholders approve this Proposal 2(a), the Board of Trustees would weigh the cost of any particular service against the anticipated benefit of such service.

7. Annual Shareholders Meetings. The Trust is organized as a Massachusetts business trust under the terms of the Declaration of Trust. As a closed-end investment company listed on the NYSE, the Trust is required by the rules of the NYSE to hold annual meetings of shareholders. This requirement would cease upon a delisting of the Shares from the NYSE. If the Trust were no longer required to hold annual meetings of shareholders, it would still be required by the 1940 Act to have meetings to approve certain matters and, under certain circumstances, to elect Trustees. (See the discussion below under “Measures to be Adopted if the Trust Becomes an Open-end Fund—Effect on the Trust’s Declaration of Trust.”) The Trust would save the cost of annual meetings, which management estimates to be approximately $45,000 per year; however, these savings would not be expected to materially affect the Trust’s expense ratio.

EFFECT OF CONVERSION ON THE TRUST

In addition to the inherent characteristics of open-end investment companies described above, the Trust’s conversion to an open-end investment company would potentially have the effects described below.

As a result of the open-ending, the Shares will be delisted from the NYSE, and therefore the NYSE’s requirement that the Trust hold annual meetings would no longer be applicable.

The Trust will continue to have a single class of shares with no sales load and no 12b-1 fees or similar fees imposed on the class. Redemption of Shares would, however, be subject to a 2% redemption fee for at least one year after the conversion becomes effective. In the future, the trustees may authorize the Trust to issue additional classes of shares.

Subject to Proposals 2(b) and 2(c) being approved by Shareholders and implemented by the Board, the Trust will receive a package of distribution, investment advisory and administrative services from the Distributor, CCM Partners and Nikko Asset Management that the Trustees believe are properly suited to the needs of the Trust. In particular, the Distributor’s network of relationships with open-end fund sellers are likely be beneficial in helping to sell the Shares, while CCM Partners will provide investment advisory and administrative assistance. Also, Nikko Asset Management will assist CCM Partners in providing investment advisory services, with a research analyst and an experienced portfolio manager anticipated to be dedicated to the Trust.

Subject to Proposal 2(e) being approved by Shareholders and implemented by the Board, the Declaration of Trust will be amended to allow the Trust to have multiple funds. Additionally, if this Proposal is approved by Shareholders and implemented by the Board, the Trust name will be changed, and the name of the Taiwan Greater China Fund would be changed to delete “Taiwan” from the name. The deletion of “Taiwan” from the name is required to comply with certain rules and regulations promulgated under the 1940 Act. If these changes are made, the new name of the Trust is anticipated to be [•], and the name of the Trust’s sole fund, the Taiwan Greater China Fund, is anticipated to be [the Greater China Fund].

Subject to Proposal 2(f) being approved by Shareholders and implemented by the Board, the Declaration of Trust will be amended to allow for Trust to make in-kind redemptions. This amendment will allow for the Trust, subject to the supervision of the Board, to exchange Shares offered for redemption to the Trust by Shareholders of securities held by the Trust. The Board believes the flexibility provided to the Trust by this amendment may help to protect long-term investors by not requiring the Trust to sell off at inopportune times certain of its securities in order to have the cash on hand that would otherwise be necessary if Trust was permitted to make cash redemptions only. The Trust will make every effort to make redemptions to Shareholders in cash; however, if such cash redemptions, due to their size, timing, etc., would negatively impact the Trust's assets, the Trust retains the right to make such redemptions in-kind so as to protect non-redeeming Shareholders.

Subject to Proposals 2(g), 2(h) and 2(i) being approved by Shareholders and implemented by the Board, the investment objective of the Trust will be changed so that the primary geographic focus of the Trust’s investments will be the Greater China region and the investment policies of the Trust will be revised such that (i) under normal circumstances at least 80% of the Trust’s net assets will be invested in investments that are economically tied to the ROC (commonly known as Taiwan), to a requirement that under normal circumstances at least 80% of the Trust’s net assets will be invested in investments that are economically tied to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the PRC); (ii) removal of the Trust’s prohibition on the shorting selling of securities, writing put and call options or engaging in purchases of securities on margin; buying or selling commodities or commodity contracts (including futures contracts on a contract market or other futures market); (iii) removal of the Trust’s prohibition on investing in equity securities that are not listed and traded on the TSE; and (iv) removal of the Trust’s prohibition on effecting any securities transaction with another trust fund under the Trust’s former investment adviser’s management.

MEASURES THAT MAY BE ADOPTED IF THE TRUST BECOMES AN OPEN-END INVESTMENT COMPANY

If Shareholders vote to convert the Trust to an open-end fund, the Board of Trustees expects to take the following actions.

1. Redemption Fee. In order to reduce the number of redemptions of the Shares immediately following the conversion of the Trust to an open-end investment company (thereby reducing any disruption of the Trust’s normal portfolio management) and to offset the brokerage and other costs of such redemptions, the Trust will impose a redemption fee for a period of time, to be retained by the Trust, of 2.00% of the redemption proceeds payable by the Trust on all redemptions. Such a fee would be similar to fees that have been proposed by other funds considering a conversion from a closed-end investment company to open-end investment company status. In an effort to deter market timing of Shares after the conversion of the Trust to an open-end investment company, the Board of Trustees may also decide to impose redemption fees in connection with transactions within a certain period of time after the purchase of Shares from the Trust.

2. Effect on the Trust’s Declaration of Trust. The Declaration of Trust provides that, if Shareholders vote to change the Trust’s sub-classification under the 1940 Act from a closed-end investment company to an open-end investment company, the provisions in the Declaration of Trust set forth in Exhibit A to this proxy statement would become effective that authorize the issuance of redeemable securities at NAV and provide that the outstanding Shares will be redeemable at the option of Shareholders; however, if Proposal 2(f) allowing the Trust to redeem Shares in-kind is approved by Shareholders and implemented by the Board, the provisions set forth in Exhibit A will be revised in accordance with Proposal 2(f).

3. Timing. If Shareholders vote to convert the Trust to an open-end investment company, a number of steps would be required to implement such conversion to permit the Trust to operate effectively as an open-end investment company, including the SEC declaring effective the registration statement that the Trust has filed with the SEC to permit it to sell Shares as an open-end investment company and the transfer agent the Trust has retained to process subscriptions and redemptions of the Shares as an open-end investment company having indicated that it has the necessary systems in place to provide those functions. The open-ending will be pursued as expeditiously as is reasonably practicable by the Trust, and is not anticipated to become effective any later than [•], 2011; however, the open-ending could be delayed if arrangements with a transfer agent for redemption of the Shares are not completed by that date or if the Board determines that such a delay is prudent for other reasons. The provisions of the Declaration of Trust set forth on Exhibit A (or as stated above, the provisions set forth in Proposal 2(f), if such proposal is approved by Shareholders and implemented by the Board) would become effective simultaneously with the effectiveness of the registration statement referred to above under the Securities Act. If the Trust is open-ended and Shareholders approve the proposal to eliminate the staggered nature of the Board of Trustees, the requirement that the Trust hold annual meetings of Shareholders would no longer be applicable. The attendant cost savings in not holding such meetings (see “Differences Between Open-end and Closed-end Investment Companies—Annual Shareholders Meetings”) would accrue in the years following such approval. For avoidance of doubt, if such proposal is approved by Shareholders, the Trustees that are in office when the provisions of Exhibit A (or as stated above, the provisions set forth in Proposal 2(f), if such proposal is approved by Shareholders and implemented by the Board) become effective will have the term as provided in the amended provision.

REQUIRED VOTE

An affirmative vote of a majority of all outstanding Shares is required to approve the conversion of the Trust from a closed-end investment company into an open-end investment company. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will not have the effect of votes in opposition to this Proposal 2(a).

PROPOSAL 2(b). APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH
CCM PARTNERS

On April 6, 2011, the Board of Trustees, all of whom are independent (as such term is defined in the Rules of the NYSE) Trustees (“Independent Trustees”), voted to approve and recommend Shareholders approve an Investment Advisory Agreement (the “Proposed Agreement”) between the Trust and CCM Partners (the “Proposed Adviser”). The Proposed Agreement, if approved, will replace the current investment advisory agreement, dated October 1, 2007 (the “Current Agreement”) pursuant to which Nanking Road Capital Management, LLC (the “Adviser”) manages the assets of the Trust. The Current Agreement was approved by a vote of Shareholders during an annual meeting of Shareholders on August 21, 2007.

The Proposed Agreement provides for the Proposed Adviser to provide substantially the same investment advisory services as provided under the Current Agreement. The Proposed Adviser’s duties under the Proposed Agreement include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Trust’s investment objective and policies and within the guidelines and directives established by the Board of Trustees as such investment objective and policies are amended from time to time by the Board of Trustees (or with the concurrence of Shareholders, in each case in accordance with the requirements of the 1940 Act), and subject always to the restrictions of the Declaration of Trust and By-Laws, as amended or restated from time to time.

Under both the Proposed Agreement and the Current Agreement, the Trust bears expenses for legal fees and expenses of counsel to the Trust; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Trust’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration, except as may be herein expressly provided otherwise; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Trust; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Trust for public sale; freight, insurance and other charges in connection with the shipment of the Trust’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Trust; expenses of preparation and distribution of reports, notices and dividends to Shareholders; expenses of the Trust’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of Shareholder’s and other meetings. Under the Proposed Agreement the Proposed Adviser bears the following expenses associated with the performance of its duties: the expenses for the printing and distribution of prospectuses, statements of additional information and sales and advertising materials (not including any legal, auditing or accounting fees related thereto) to prospective investors, the fees of any sub-adviser retained by the Proposed Adviser to provide services to the Trust, the salaries and expenses of such of the Trust’s officers and employees (with the exception of the salary and expenses of the Chief Compliance Officer, which will be shared between the Proposed Adviser and the Trust) and any fees and expenses of the Trust’s trustees who are managers, members, officers or employees of the Proposed Adviser or any of its affiliates and expenses in connection with office space and equipment necessary for the operation of the Trust.

The Proposed Agreement may be terminated at any time, without payment of penalty by the Proposed Adviser, or by the Trust acting pursuant to a vote of the Board of Trustees or by a majority of the Trust’s outstanding voting securities (as defined in the 1940 Act), upon 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Proposed Adviser.

If approved by Shareholders, the Proposed Agreement would remain in effect for an initial period of two years from the date of its execution by the Trust. Thereafter, the Proposed Agreement would continue in effect from year to year if its continuance is specifically approved at least annually by (i) vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Trustees as a whole or a majority of the Trust’s outstanding shares of common stock as defined in the 1940 Act. A form of the Proposed Agreement is attached as Exhibit B to this proxy statement.

The Proposed Adviser, a California limited partnership, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and, as of March, 31 2011, managed $770 million in investment company assets spread over 12 funds. The Proposed Adviser has been managing investment companies since 1985 and its principal business address is 44 Montgomery Street, Suite 2100, San Francisco, CA 94104. The Proposed Adviser is controlled by its general partner, RFS Partners, L.P., which in turn is controlled by its general partner, RFS Incorporated (a subchapter S corporation), which in turn is controlled by a private family trust.

INVESTMENT ADVISORY FEES

For the services provided pursuant to the Proposed Agreement, the Proposed Adviser is entitled to receive from the Trust, an advisory fee at an annual rate of 1.25% of the average daily net asset value of the Trust. Such fees will be computed weekly and payable monthly. The net asset value of the Trust’s assets will be determined in the manner provided in the Trust’s then current prospectus.

BOARD CONSIDERATIONS

The Board of Trustees was asked to approve the Proposed Agreement with substantially the same terms and conditions as the Current Agreement, except with respect to advisory fees as described above. The Proposed Agreement is legally required to be reviewed and re-approved by the Board of Trustees once a year after its initial two year term.

Approval Process. At its meeting on [•], 2010, the Board, all of whom were Independent Trustees, determined that if Shareholders vote to open-end the Trust at the Meeting, as is expected to occur, the Trust would need distribution services. Recognizing that any distribution services would be coupled with investment advisory services, [the Board appointed a committee (the “Advisory Committee”) to oversee the process of reviewing alternative investment advisers.] The Advisory Committee retained a consultant to assist the Advisory Committee in identifying appropriate candidates to serve as investment adviser for the Trust and in preparing a request for proposal to be sent to the candidates. Please note that the consultant will receive from the Trust, a fee in the amount of $225,000 if the Proposed Agreement is approved by Shareholders. Initially, over 30 candidates were identified, based on the Advisory Committee’s review of information compiled by the consultant showing, among other things, that each candidate had experience managing portfolios consisting of Chinese securities markets, including Taiwan, and was believed to have performed well in managing those portfolios. Following a review by the Advisory Committee of additional information compiled by the consultant regarding the initial candidates, over 20 were eliminated due to assessment of their capabilities and/or level of interest. The remaining candidates were asked to submit responses to requests for proposals that were sent to those candidates. Six candidates (each a “Candidate” and together the “Candidates”) submitted comprehensive responses to the requests for proposals. After reviewing the responses, the Advisory Committee requested additional information from each Candidate. After reviewing the additional information provided by the Candidates, the Advisory Committee determined that each Candidates proposal should be presented at the January 11, 2011 meeting of the Board. In advance of that meeting, each of the Trustees was supplied with all of the information provided by each Candidate in response to the request for proposal and the request for additional information. Included in the information supplied by each Candidate was information addressing its compliance structure and its ability to provide the Trust with certain administrative services. Throughout the process, the Board and the Advisory Committee were advised by counsel.

At the Board meeting on January 11, 2011, with all Trustees present, the proposals of each Candidate was reviewed and discussed by the Board. Following the Board discussion of the relative merits of each Candidate, three candidates were eliminated. Following additional discussion of the Advisory Committee over the next several months, the candidates were narrowed down to one, the Proposed Adviser. The Board determined that it was in the best interests of the Trust to retain the Proposed Adviser on the basis of the distribution and investment advisory services offered by the Distributor (an affiliate of the Proposed Adviser) and the Proposed Adviser, respectively, and at the Board meeting on April 6, 2011, [with all Trustees present,] the Board of Trustees approved the selection of the Proposed Adviser as the investment adviser for the Trust, approved the Proposed Agreement and agreed to submit the selection of the Proposed Adviser for approval by Shareholders at the Meeting.

In making this selection, the Board noted the Proposed Adviser’s experience in providing investment advisory and administrative services. The Board considered the Proposed Adviser’s proposal to retain the Proposed Sub-Adviser to provide advisory services to the Trust, and that the Proposed Sub- Adviser had investment personnel located in offices Asia who may have more specialized expertise on local companies, markets and economics or on various types of investments and investment techniques. The Board also noted that the advisory fee agreed to by the Proposed

Adviser compared favorably with fees charged by advisers of other U.S. registered closed-end funds that invest in the China region. The Board further noted that the Proposed Adviser would pay, out of its advisory fee, all sub-advisory fees of the Proposed Sub-Adviser pursuant to the Proposed Sub-Advisory Agreement. The Board also considered the terms and conditions of the Proposed Agreement and the nature, scope and quality of services that the Proposed Adviser is expected to provide to the Trust, including compliance services. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Proposed Adviser. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Proposed Adviser under the Proposed Agreement. The Board also reviewed and considered the nature and extent of the non-investment advisory, administrative services to be provided by the Proposed Adviser under the Proposed Agreement. The Board determined that the Proposed Adviser appeared to be capable of providing the Trust with investment advisory and administrative services of appropriate quality.

Performance, Fees and Expenses of the Trust. The Board noted that the Proposed Adviser had not yet begun providing services to the Trust and, therefore, there were limitations on the Board’s ability to evaluate the Proposed Adviser’s performance. Based, however, on the experience of the Proposed Adviser, the Board concluded that there was reason to believe that the Proposed Adviser could provide the appropriate level of investment advisory and administrative services to the Trust. The Board also considered that advisory fee rates under the Proposed Agreement would be lower than the base fee rate under the Current Agreement and, unlike the Current Agreement, would not increase under the Proposed Agreement if the Trust outperformed its benchmark. The Board also noted that other expenses of the Trust were not expected to increase as a result of the retention of the Proposed Adviser.

Economies of Scale. The Board considered the benefits that Shareholders would be afforded as a result of anticipated economies of scale.

Other Benefits of the Relationship. The Board considered whether there were other benefits that the Proposed Adviser and its affiliates may derive from their relationship with the Trust and concluded that the only material benefit would be received by the Distributor (an affiliate of the Proposed Adviser), as it would be retained as the distributor of the Trust. However, it should be noted that the Board’s decision to retain the Proposed Adviser is due in part to the Board’s desire to obtain the distribution/marketing services offered by the Distributor.

Resources of the Proposed Investment Adviser. The Board considered whether the Proposed Adviser is financially sound and has the resources necessary to perform its obligations under the Proposed Agreement, noting that the Proposed Adviser appeared to have the financial resources necessary to fulfill its obligations under the Proposed Agreement.

Distribution and Administrative Assistance. The Board considered the distribution services that were available to the Trust from affiliates of the Proposed Adviser, specifically the network of relationships with open-end fund sellers that such affiliates had. Additionally, the Board considered the administrative services that the Proposed Adviser to could offer

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its Shareholders to approve the

Proposed Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

REQUIRED VOTE

As provided by the 1940 Act, approval of Proposal 2(b) requires the affirmative vote of a majority of the outstanding voting securities of the Trust, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more that 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote. Abstentions will be treated as votes present but not cast at the meeting. Abstentions will not have the effect of votes in opposition to this Proposal 2(b).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of the proposed investment advisory agreement with CCM Partners.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to retain CCM Partners as the investment adviser to the Trust, even if this Proposal 2(b) is approved by Shareholders.

PROPOSAL 2(c). APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT WITH
NIKKO ASSET MANAGEMENT CO. LTD.

On April 6, 2011, the Board of Trustees, all of whom are Independent Trustees, voted to approve and recommend to Shareholders an Investment Sub-Advisory Agreement (the “Proposed Sub-Advisory Agreement”) between the CCM Partners and Nikko Asset Management (the “Proposed Sub-Adviser”).

The Proposed Sub-Adviser’s duties under the Proposed Sub-Advisory Agreement include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Trust’s investment objective and policies and within the guidelines and directors established by the Board of Trustees as such investment objective and policies are amended from time to time by the Board of Trustees (or with the concurrence of Shareholders, in each case in accordance with the requirements of the 1940 Act), and subject always to the restrictions of the Declaration of Trust and By-Laws, as amended or restated from time to time.

Under the Proposed Sub-Advisory Agreement, the Trust bears expenses for taxes and governmental fees; fees and expenses of the Trust’s custodian, agents, broker and dealers; expenses incurred in connection with the acquisition and disposal of the assets of the Trust, including brokerage commissions; expenses in connection with the exercise of the voting rights of the Shares; expenses relating to interest charges; expenses incurred regarding registration and transfer; any litigation expenses. Under the Proposed Sub-Advisory Agreement, the Proposed Sub-Adviser would bear all other expenses associated with the performance of its duties (including employee salaries and overhead) other than expenses to be paid by the Trust, as specifically provided above.

The Proposed Sub-Advisory Agreement may be terminated at any time, without payment of penalty by the Proposed Sub-Adviser, or by the Trust acting pursuant to a vote of the Board of Trustees or by a majority of the Trust’s outstanding voting securities (as defined in the 1940 Act), upon 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Proposed Sub-Adviser.

If approved by Shareholders, the Proposed Sub-Advisory Agreement would remain in effect for an initial period of two years from the date of its execution. Thereafter, the Proposed Sub-Advisory Agreement would continue in effect from year to year if its continuance is specifically approved at least annually by (i) vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Trustees as a whole or a majority of the Trust’s outstanding shares of common stock as defined in the 1940 Act. A form of the Proposed Sub-Advisory Agreement is attached as Exhibit C to this proxy statement.

The Proposed Sub-Adviser and its affiliates have offices throughout Asia, including Tokyo, Singapore and Mainland China. Additionally, it is anticipated that the Proposed Sub-Adviser will open up an office in Hong Kong during 2011 and once operational, the key portfolio management personnel for the Trust will be located in Hong Kong. As of March 31, 2011, the Proposed Sub-Adviser managed and advised approximately $154 billion in assets globally. Currently the Proposed Sub-Adviser does not manage or advise any registered investment companies in the United States. The Proposed Sub-Adviser is majority owned by the Sumitomo Mitsui Trust Holdings, Inc.

INVESTMENT ADVISORY FEES

For the services provided pursuant to the Proposed Sub-Advisory Agreement, the Proposed Sub-Adviser is entitled to receive from the Proposed Adviser, an advisory fee at an annual rate of 0.50% of the average daily net asset value of the Trust. Such fees will be calculated on the last day of each month and paid on the 15th day of the month following the calculation period. The net asset value of the Trust’s assets will be determined in the manner provided in the Trust’s then current prospectus.

BOARD CONSIDERATIONS

The Proposed Agreement is legally required to be reviewed and re-approved by the Board of Trustees once a year after its initial two year term.

Approval Process. At the Board meeting on April 6, 2011, [with all Trustees present,] the proposal of the Proposed Sub-Adviser was reviewed and discussed, following such discussions the Board of Trustees approved the selection of the Proposed Sub-Adviser as the investment sub-adviser for the Trust, approved the Proposed Sub-Advisory Agreement and agreed to submit the selection of the Proposed Sub-Adviser for approval by Shareholders at the Meeting.

In making this selection, the Board noted the Proposed Sub-Adviser’s considerable experience in managing portfolios of equity securities of companies in the China region and its commitment of dedicating a research analyst and experienced portfolio manager to the Trust. The Board also noted that the sub-advisory fee agreed to by the Proposed Sub-Adviser compared favorably with fees charged by sub-advisers of other U.S. registered closed-end funds that invest in the China region and with the base sub-advisory fee of the Proposed Sub-Adviser. The Board also considered the terms and conditions of the Proposed Sub-Advisory Agreement and the nature, scope and quality of services that the Proposed Sub-Adviser is expected to provide to the Trust. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Sub-Adviser. The Board reviewed and considered the nature and extent of the investment sub-advisory services to be provided by the

Proposed Sub-Adviser under the Proposed Sub-Advisory Agreement. The Board determined that the Proposed Sub-Adviser appeared to be capable of providing the Trust with investment sub-advisory services of acceptable quality.

Performance, Fees and Expenses of the Trust. The Board noted that the Proposed Sub-Adviser had not yet begun providing services to the Trust and, therefore, there were limitations on the Board’s ability to evaluate the Proposed Sub-Adviser’s performance. Based, however, on the considerable experience of the Proposed Sub-Adviser in managing portfolios of equity securities of companies in the China region, the Board concluded that there was reason to believe that the Proposed Sub-Adviser could achieve adequate performance over the long term in advising the Trust. The Board also noted that other expenses of the Trust were not expected to increase as a result of the retention of the Proposed Sub-Adviser.

Economies of Scale. The Board considered the benefits that the Shareholders would be afforded as a result of anticipated economies of scale.

Other Benefits of the Relationship. The Board considered whether there were other benefits that the Proposed Sub-Adviser and its affiliates may derive from their relationship with the Trust and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser. The Board considered whether the Proposed Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the Proposed Sub-Advisory Agreement, noting that the Proposed Sub-Adviser appeared to have the financial resources necessary to fulfill its obligations under the Proposed Sub-Advisory Agreement.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its Shareholders to approve the Proposed Sub-Advisory Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

REQUIRED VOTE

As provided by the 1940 Act, approval of Proposal 2(c) requires the affirmative vote of a majority of the outstanding voting securities of the Trust, which means the affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more that 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote. Abstentions will be treated as votes present but not cast at the meeting. Abstentions will not have the effect of votes in opposition to this Proposal 2(c).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of the proposed investment sub-advisory agreement with Nikko Asset Management

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to retain Nikko Asset Management. as the investment sub-adviser to the Trust, even if this Proposal 2(c) is approved by Shareholders.

PROPOSAL 2(d). APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST
ELIMINATING THE STAGGERED NATURE OF THE BOARD OF TRUSTEES.

On April 6, 2011, the Board voted to approve and recommend Shareholders approve an amendment to Section 2.2 of Article II of the Declaration of Trust eliminating the provision setting the terms of the Board of Trustees at staggered three year intervals.

The text of the proposed amendment is set forth below with the proposed additions and deletions marked.

“~~The Board of Trustees shall be divided into three classes. Within the limits above specified, the number of Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class of Trustees shall expire on the date of the first annual meeting of shareholders or special meeting in lieu thereof following the effective date of the Registration Statement relating to the Shares under the Securities Act of 1933, as amended. The term of office of the second class shall expire on the date of the second annual meeting of shareholders or special meeting in lieu thereof. The term of office of the third class shall expire on the date of the third annual meeting of shareholders or special meeting in lieu thereof. Upon expire of the term of office of each class as set forth above, the number of Trustees, shall be elected for a term expiring on the date of the third annual meeting of shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 of this Article, and each Trustee elected shall hold office until his successor shall have been elected and shall have qualified; except (a) that any Trustee may resign his~~ Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. Provided (a) that any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed (provided the aggregate number of Trustees after such removal shall not be less than the number required by Section 2.1 hereof) for cause, at any time by written instrument, signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his or her retirement; and (d) that a Trustee may be removed for cause at any meeting of Shareholders by a vote of at least 66 2/3% of the then outstanding Shares. Upon resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his or her legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence. Each of the Trustees in office as of the time this amendment was adopted will serve for the term set forth above, notwithstanding that he or she was elected for a definitive term.”

If Proposal 2(a) is approved by Shareholders, and the Trust becomes an open-end fund, the Trust will be delisted from the NYSE. As such, the requirements of the NYSE that the Trust hold annual meetings will no longer be applicable to the Trust; however, under current Section 2.2 of Article II of the Declaration of Trust annual meetings would still be required in order to vote for the election of Trustees. In an effort to reduce the expenses incurred by the Trust in holding annual meetings, the Board has proposed the amendment set forth above to eliminate the staggered nature of the term of Trustees and therefore eliminate the need for annual meetings.

REQUIRED VOTE

An affirmative vote of a majority of all outstanding Shares is required to approve an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will have the effect of votes in opposition to this Proposal 2(d).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of an amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to implement the amendment to the Declaration of Trust eliminating the staggered nature of the Board of Trustees that is set forth above, even if this Proposal 2(d) is approved by Shareholders.

PROPOSAL 2(e). APPROVAL OF AN AMENDMENT TO THE DECLARATION OF TRUST TO
ALLOW FOR THE TRUST TO HAVE MULTIPLE FUNDS.

On April 6, 2011, the Board voted to approve and recommend Shareholders approve an amendment to certain sections of Article VI of the Declaration of Trust to allow for the Trust to have multiple funds.

The text of the proposed amendment is set forth below with the proposed additions and deletions marked.

“Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, ~~all~~ of ~~one class,~~ such series or classes, and of such designations and par values (if any) and with such ~~par value~~rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees ~~may determine, subject, however,~~from time to ~~the right of the Trustees to issue additional classes of beneficial interest pursuant to Section 8.3(d).~~time. The number of shares of beneficial interest authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable. The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable. With the adoption of this amended Section 6.1, the Trustees may amend this Declaration, without any consent of the holders of Shares, as is appropriate to implement such amended Section 6.1.

~~Section 6.4 Issuance of Shares. The Trustees may, by consent or vote of the Trustees, without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in~~

~~connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for whole Shares and/or .001 of a Share or integral multiples thereof.~~

Section 6.4. Issuance of Shares.

(a) Series. The Trustees may from time to time authorize the division of Shares into one or more series of Shares. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any series shall be established and designated by the Trustees, and may be modified by the Trustees from time to time, upon and subject to the following provisions:

(i) Subject to variations between classes of Shares of a series, all Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees from time to time between different series, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, redemptions, conversions and exchanges, and special and relative rights as to dividends and on liquidation, and each series shall have such business purpose or investment objective as shall be determined by the Trustees. Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined below) are allocated to such series). All references to Shares in this Declaration shall be deemed to include references to Shares of any or all series as the context may require.

(ii) The number of authorized Shares of each series and the number of Shares of each series that may be issued shall be unlimited. The Trustees may divide or combine any issued or unissued Shares of any series into a greater or lesser number; classify or reclassify any issued or unissued Shares into one or more series; terminate any one or more series; change the name of a series; and take such other action with respect to the series as the Trustees may deem desirable.

(iii) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, the “Assets”), shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of the Trust. Such Assets, together with any General Assets (as hereinafter defined) allocated to that series as provided in the following sentence, are herein referred to as “Assets belonging to” that series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as Assets belonging to any particular series (collectively, the “General Assets”), the Trustees shall allocate such General Assets to and among any one or more of the series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Assets allocated to a particular series shall be Assets belonging to that series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. Separate and distinct records shall be maintained for each series and the Assets belonging to each series shall be held and accounted for in such separate and distinct records separately from the Assets belonging to all other series and the General Assets of the Trust not allocated to such series.

(iv) The Assets belonging to a particular series shall be charged with the debts, liabilities and obligations of the Trust in respect of that series and with all expenses, costs, charges and reserves attributable to that series (collectively, the “Liabilities”), which Liabilities shall be recorded upon the books of the Trust. Such Liabilities together with any General Liabilities (as hereinafter defined) allocated to that series as provided in the following sentence, are herein referred to as “Liabilities belonging to” that series. In the event there are any debts, liabilities, obligations, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular series (collectively, the “General Liabilities”), the Trustees shall allocate and charge such General Liabilities to and among any one or more of the series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Liabilities so allocated to a particular series shall belong to that series. Each such allocation by the Trustees shall be conclusive and binding upon all concerned for all purposes. Without limiting the foregoing, but subject to the right of the Trustees to allocate General Liabilities as herein provided, the Liabilities belonging to a particular series shall be enforceable only against the Assets belonging to such series and not against the assets of the Trust generally or against the Assets belonging to any other series, and none of the General Liabilities incurred, contracted for or otherwise existing with respect to the Trust generally or any Liabilities incurred, contracted for or otherwise existing with respect to any other series shall be enforceable against the Assets belonging to such series. Any person extending credit to, contracting with or having any claim against any series may look only to the Assets belonging to that series to satisfy or enforce any Liability belonging to that series. No Shareholder or former Shareholder of any series, in such capacity, shall have a claim on or any right to any Assets belonging to any other series.

(b) Classes. The Trustees may from time to time authorize the division of Shares of the Trust or any series thereof into one or more classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a class shall be established and designated by the Trustees and may be modified by the Trustees from time to time. All Shares of a class of a series shall be identical with each other and with the Shares of each other class of the same series except for such variations between classes as may be authorized by the Trustees from time to time and not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and special and relative rights as to dividends and on liquidation. The number of authorized Shares of each class and the number of Shares of each class that may be issued shall be unlimited. The Trustees may divide or combine the issued or unissued Shares of any class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any class into one or more classes; combine two or more classes of a series into a single class of such series; terminate any one or more classes of Shares; change the name or other designation of a class; and take such other action with respect to the classes as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes, the Trustees may allocate assets, liabilities, income and expenses of a series to a particular class of that series or apportion the same among two or more classes of that series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all classes as the context may require.

(c) Establishment and Designation of Series and Classes; Termination.

(i) The establishment and designation of any series or class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such series and/or class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any prospectus relating to such series or class. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by an authorized officer of the Trust (in each case, a “Designation”). Additions or modifications to a Designation, including, without limitation any termination of an existing series or class, shall be made in the same manner as is permitted for the establishment and designation of such series or class, and the Trustees may, without the vote of Shareholders, terminate a series or class at any time, whether or not there are shares of such series or class then outstanding.

(ii) Notwithstanding the provisions of this Section 6.4, the Shares outstanding as of the date the open-ending of the Trust became effective will be designated [Fund] series.

(d) Conforming Amendments. With the adoption of this amended Section 6.4, the Trustees may amend this Declaration, without any consent of the holders of Shares, as is appropriate to implement such amended Section 6.4.

Section 6.9. Voting—Series and Classes of Shares. On any matter submitted to a vote of the Shareholders, all Shares of all series and classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual series or class, Shares shall be voted by individual series or class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more series or classes, only Shareholders of such one or more series or classes shall be entitled to vote thereon. With the adoption of this amended Section 6.9, the Trustees may amend this Declaration, without any consent of the holders of Shares, as is appropriate to implement such amended Section 6.9.”

The Board believes that if Proposal 2(a) is approved by Shareholders, and the Trust becomes an open-end fund, the addition of other funds to the Trust may provide potential reductions to the expense ratio of the Trust. The potential reduction in the expense ratio may occur as a result of fixed expenses of the Trust being spread over multiple funds. Additionally, if, and to the extent that, an increase in the number of funds of the Trust causes the net assets of the Trust to increase, the fixed expenses of the Trust would decrease as a percentage of the Trust’s net assets. The Board has proposed the amendment set forth above to Article VI of the Declaration of Trust to allow the Trust to have multiple funds and therefore take advantage of potential decreases in the expense ratio of the Trust.

If this Proposal 2(e) to amend the Declaration of Trust to allow the Trust to have multiple funds is approved by Shareholders and implemented by the Board, the Trust name will be changed, and the name of the Taiwan Greater China Fund would be changed to delete “Taiwan” from the name. The deletion of “Taiwan” from the name is required to comply with certain rules and regulations promulgated under the 1940 Act. The new name of the Taiwan Greater China Fund is anticipated to be [the Greater China Fund].

REQUIRED VOTE

An affirmative vote of a majority of all outstanding Shares is required to approve an amendment to the Declaration of Trust to allow the Trust to have multiple funds. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will have the effect of votes in opposition to this Proposal 2(e).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of an amendment to the Declaration of Trust to allow for the Trust to have multiple funds.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to implement the amendment to the Declaration of Trust to allow for the Trust to have multiple funds that is set forth above, even if this Proposal 2(e) is approved by Shareholders.

PROPOSAL 2(f). APPROVAL OF AN AMENDMENT TO THE DECLARATION OF TRUST TO ALLOW FOR THE TRUST TO MAKE IN-KIND REDEMPTIONS.

On April 6, 2011, the Board voted to approve and recommend Shareholders approve an amendment to Article X of the Declaration of Trust to allow for the Trust to make in-kind redemptions.

The text of the proposed amendment is set forth below with the proposed additions and deletions marked.

~~“Section 10.1 Redemptions. All outstanding Shares may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article X. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding Shares for an amount per Share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) such amount per Share shall not exceed the cash equivalent of the proportionate interest of each Share in the assets of the Trust attributable thereto at the time of the redemption or repurchase and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act, and may, at any time and from time to time, pursuant to the 1940 Act, suspend such right of redemption. The procedures for and fees, if any, chargeable in connection with the effecting and suspending redemption of Shares shall be as set forth in the prospectus filed as part of the Trust’s effective Registration Statement with the Commission from time to time. Payment will be made in such manner as described in such prospectus.~~

Section 10.1 Redemptions at the Option of a Shareholder. Unless otherwise provided in the prospectus or statement of additional information, as required, of the Trust relating to the Shares, as such prospectus or statement of additional information, as required, may be amended from time to time:

(a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person or entity designated by the Trust that the Trust purchase such Shares and/or in accordance with such other procedures for redemption as the Trustees may from time to time authorize. If certificates have been issued to a Shareholder, any request for redemption by such Shareholder must be accompanied by surrender of any outstanding certificate or certificates for such Shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such Shares and accompanied by proper stock transfer stamps, if applicable.

(b) The Trust shall pay for such Shares the net asset value thereof (excluding any applicable redemption fee or sales load), in accordance with this Declaration, the By-Laws, the 1940 Act and other applicable law. Payments for Shares so redeemed by the Trust shall be made in cash, except payment for such Shares may, at the option of the Trustees, or such officer or officers as it may duly authorize in its complete discretion, be made in kind or partially in cash and partially in kind. In case of any payment in kind, the Trustees, or their authorized officers, shall have absolute discretion as to what security or securities of the Trust or the applicable series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the then current net asset value of the Shares, provided that any Shareholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the 1940 Act or the provisions of the Employee Retirement Income Security Act of 1974, as amended, or any other applicable law, shall receive cash. Shareholders shall bear the expenses of in-kind transactions, including, but not limited to, transfer agency fees, custodian fees and costs of disposition of such securities.

(c) Payment by the Trust for such redemption of Shares shall be made by the Trust to the Shareholder within seven days after the date on which the redemption request is received in proper form and/or such other procedures authorized by the Trustees are complied with; provided, however, that if payment shall be made other than exclusively in cash, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered practicably can be made, which may not necessarily occur within such seven-day period. In no case shall the Trust be liable for any delay of any corporation or other person or entity in transferring securities selected for delivery as all or part of any payment in kind.

(d) The obligations of the Trust set forth in this Section 10.1 are subject to the provision that such obligations may be suspended or postponed by the Trustees (1) during any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays; (2) if permitted by the rules of the Securities and Exchange Commission (the “Commission”), during periods when trading on the Exchange is restricted; or (3) during a “National Financial Emergency,” which is defined as the whole or any part of any period during (i) which an emergency exists as a result of which disposal by the Trust of securities or other assets owned by the Trust is not reasonably practicable; (ii) which it is not reasonably practicable for the Trust fairly to determine the net asset value of its assets; or (iii) such other period as the Commission may by order permit for the protection of investors. The Trustees may, in their discretion, declare that the suspension relating to a National Financial Emergency shall terminate, as the case may be, on the first business day on which the Exchange shall have reopened or the period specified above shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trustees shall be conclusive).

(e) The right of any Shareholder of the Trust or any series or class thereof to receive dividends or other distributions on Shares redeemed and all other rights of such Shareholder with respect to the Shares so redeemed, except the right of such Shareholder to receive payment for such Shares, shall cease at the time the purchase price of such Shares shall have been fixed, as provided above.

Section 10.2 Redemptions of Accounts. The Trustees may redeem Shares of any Shareholder at a redemption price determined in accordance with Section 10.1 if, immediately following a redemption of Shares for any reason, the aggregate net asset value of the Shares in such Shareholder’s account is less than an amount determined by the Trustees. If the Trustees redeem Shares pursuant to this

Section 10.2, a Shareholder will be notified that the value of his account is less than such amount and be allowed sixty (60) days to make an additional investment before the redemption is processed.

Section 10.3 Conforming Amendments. With the adoption of this amended Article X, the Trustees may amend this Declaration, without any consent of the holders of Shares, as is appropriate to implement such amended Article X. "

Subject to this Proposal 2(f) being approved by Shareholders and implemented by the Board, the Declaration of Trust will be amended to allow for Trust to make in-kind redemptions. This amendment will allow for the Trust, subject to the supervision of the Board, to exchange Shares offered for redemption to the Trust by Shareholders for shares of securities held by the Trust. The Board believes the flexibility provided to the Trust by this amendment may help to protect long-term investors by not requiring the Trust to sell off at inopportune times certain of its securities in order to have the cash on hand that would otherwise be necessary if Trust was permitted to make cash redemptions only. The Trust will make every effort to make redemptions to Shareholders in cash; however, if such cash redemptions, due to their size, timing, etc., would negatively impact the Trust’s assets, the Trust retains the right to make such redemptions in-kind so as to protect non-redeeming Shareholders.

REQUIRED VOTE

An affirmative vote of a majority of all outstanding Shares is required to approve an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will have the effect of votes in opposition to this Proposal 2(f).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to implement the amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions that is set forth above, even if this Proposal 2(f) is approved by Shareholders.

PROPOSAL 2(g). APPROVAL OF AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF
THE TRUST TO EXPAND THE PRIMARY GEOGRAPHIC FOCUS OF THE TRUST’S
INVESTMENTS FROM THE REPUBLIC OF CHINA TO THE GREATER CHINA REGION.

On April 6, 2011, the Board voted to approve and recommend Shareholders approve a change to the Trust’s investment objective, which is currently “long term capital appreciation through investment primarily in publicly traded equity securities of ROC issuers.”

The proposed investment objective of the Trust is set forth below.

“The Trust’s investment objective is long-term capital appreciation by investing primarily in companies that are domiciled in, or traded on exchanges located in the Greater China region, specifically Taiwan, Hong Kong, Singapore and the People’s Republic of China and derive or are expected to derive a significant portion of their revenues by exporting to or importing from, trading with or operating in mainland China.”

In discussions with CCM Partners and Nikko Asset Management, the Board determined that the marketing of the Shares in an open-end fund context likely would be more viable if the Trust broadened its investment focus from the ROC to the Greater China region. To this end, the Board has proposed the amendment set forth above to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the ROC to the Greater China region. The Board believes that this expansion of the investment objective would allow the Trust’s assets to be managed in a more efficient manner, consistent with its proposed revised investment objective.

REQUIRED VOTE

An affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more that 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote is required to approve the above amendment to the investment objective of the Trust. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will not have the effect of votes in opposition to this Proposal 2(g).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of the of the Trust’s investments from the ROC to the Greater China region.

If any of the open-ending Proposals (Proposals 2(a) though 2(i)) are not approved by Shareholders, the Board may determine not to implement the amendment to the Trust’s investment objective set forth above, even if this Proposal 2(g) is approved by Shareholders.

PROPOSAL 2(h). APPROVAL OF AN AMENDMENT TO AN INVESTMENT POLICY OF THE
TRUST TO EXPAND THE GEOGRAPHIC REGION IN WHICH THE TRUST MUST
INVEST, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF
ITS NET ASSETS, FROM THE REPUBLIC OF CHINA TO THE GREATER CHINA REGION.

As indicated above with respect to Proposal 2(f), on April 6, 2011, the Board voted to approve and recommend Shareholders approve an amendment to the investment objective of the Trust to expand the primary geographic scope of the Trust’s investment from the ROC to the Greater China region. This change in the Trust’s investment objective will necessitate a change to the following investment policy of the Trust: “[N]ormally at least 80% of its [the Trust’s] net assets will be invested in investments that are economically tied to the ROC.”

The proposed amended policy is set forth below.

“Under normal circumstances, the Trust will invest at least 80% of the Trust’s net assets in the common and preferred stocks of companies located in the Greater China region, specifically Taiwan, Hong Kong, Singapore and the People’s Republic of China, or are expected to derive a significant portion of their revenues by exporting to or importing from, trading with or operating in mainland China.

A company is considered to be “located” in a country if it (i) is organized under the laws of that country, or (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, services performed, or has at least 50% of its assets located within that country, or (iii) has the primary trading markets for its securities in that country, or (iv) is controlled by a governmental entity or agency, instrumentality or a political subdivision of that country.”

The Board has proposed a change to the investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from the ROC to the Greater China region in order to provide CCM Partners and Nikko Asset Management greater flexibility in the management of the Trust in the event that Proposal 2(a) is approved by Shareholders and the Trust becomes an open-end fund, this in an effort to allow the

Trust’s assets to be managed in a more efficient manner, consistent with its proposed revised investment objective. The Board believes that the amendment of the investment policy of the Trust set forth above may provide such flexibility.

REQUIRED VOTE

An affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more that 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote is required to approve an amendment to the investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from the ROC to the Greater China region. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will not have the effect of votes in opposition to this Proposal 2(h).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of an amendment of the investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from the ROC to the Greater China region.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to implement the amendment to the investment policy of the Trust set forth above, even if this Proposal 2(h) is approved by Shareholders.

PROPOSAL 2(i). APPROVAL OF AN AMENDMENT TO THE
INVESTMENT POLICIES OF THE TRUST TO REMOVE CERTAIN RESTRICTIONS ON THE
INVESTMENT ACTIVIES OF THE TRUST

On April 6, 2011, the Board voted to approve and recommend Shareholders approve an amendment to the investment policies of the Trust to remove certain investment restrictions of the Trust.

A comparison of the current restrictions on the investment activities of the of the Trust to the proposed restrictions on the investment activities of the of the Trust is set forth below, with the proposed additions and deletions marked.

a.	Hold 25% or more of its gross assets in any single industry.
b.

Purchase any security (other than obligations of the U.S. government or its agencies or instrumentalities) if as a result of such purchase (i) as to 75% of the total assets (taken at their then current value), more than 5% of the total assets (taken at their then current value) would then be invested in the securities of a single issuer, (ii) as to the remaining 25% of the total assets (taken at their then current value), more than 10% of the total assets (taken at their then current value) would then be invested in the securities of a single issuer (except that the Trust may invest up to 25% of its total assets in obligations of the ROC government or its agencies or instrumentalities), (iii) more than 10% of the outstanding equity securities of any issuer (at the time of purchase) would be beneficially held by the Trust or (iv) 25% or more of the Trust’s assets (taken at their then current value) would be invested in a single industry.

c.	Purchase any security on margin, except such short-term credits as are necessary for the clearance of purchases or sales of securities.
d.	Effect a short sale of any security, except in connection with an underwriting in which the Trust is a participant.
~~e.~~	~~Engage in short sales of securities, write put and call options or engage in purchases of securities on margin.~~
~~f.~~	~~Invest in securities issued by securities investment trust funds in the ROC.~~
~~g.~~

~~Buy or sell commodities or commodity contracts, including futures contracts on a contract market or other futures market, except that the Trust may invest in currency forward contracts to hedge against currency fluctuations if ROC law is changed to so permit.~~

~~h.~~e.	Issue senior securities, except that the Trust may invest in currency forward contracts to hedge against currency fluctuations if ROC law is changed to so permit.
~~i.~~f.

Borrow money within the ROC, however, subject to the provisions of the 1940 Act, the Trust may borrow from financial institutions outside the ROC for temporary purposes (that, is, the borrowing must be repaid within 60 days) in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (excluding amount borrowed) and may also pledge assets to secure such borrowings).

~~j.~~g.

Make loans to other persons (other than bank deposits or by investment in debt securities or entry into repurchase agreements), except that the Trust may lend its securities to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statutes, rules or regulations may be amended or interpreted from time to time.

~~k.~~h.

Invest (i) in securities of ROC issuers the issuance of which has not been approved by or registered with the ROC SEC for offering to the public or (ii) in unregistered securities of U.S. issuers that must be registered before being publicly offered under the U.S. Securities Act of 1933, as amended.

~~l.~~

~~Invest in equity securities which, at the time the investment is made, are not listed and traded on the Taiwan Stock Exchange, except that the Trust may invest in such securities if ROC law so permits.~~

~~m.~~i.	Buy or sell real estate or real estate mortgage loans.
~~n~~	~~Invest in partnership interests.~~
~~o.~~	~~Effect any securities transaction with another trust fund under the Trust’s former manager’s management.~~
~~p~~j.	Apply the assets of the Trust to purchase beneficial certificates issued by the former manager in other trust funds managed by the former manager.
~~q.~~k.	Underwrite the issue or sale of any securities.
~~r.~~l.	Invest in securities issued by any person (except the ROC government) who beneficially owns more than 5% of, or takes any significant active role in the management of, the Trust’s investment adviser.

The Board has proposed the change to the investment policies of the Trust set forth above in order to provide CCM Partners and Nikko Asset Management greater flexibility in the management of the Trust in the event that Proposal 2(a) is approved by Shareholders and the Trust becomes an open-end fund, this in an effort to allow the Trust’s assets to be managed in a more efficient manner, consistent with its proposed revised investment objective. The Board believes that the removal of the investment restrictions of the Trust set forth above may provide such flexibility.

REQUIRED VOTE

An affirmative vote of the lesser of (a) 67% or more of the outstanding Shares present or represented at the Meeting, if holders of more that 50% of the outstanding Shares entitled to vote are present or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares entitled to vote is required to approve an amendment to the investment policies of the Trust to remove certain investment restrictions of the Trust. Abstentions will be treated as votes present and not cast at the meeting. Abstentions will not have the effect of votes in opposition to this Proposal 2(i).

The Board of Trustees recommends that Shareholders vote “FOR” the approval of an amendment of the investment policies of the Trust to remove certain investment restrictions of the Trust.

If any of the open-ending Proposals (Proposals 2(a) through 2(i)) are not approved by Shareholders, the Board may determine not to implement the amendment to the investment policies of the Trust set forth above, even if this Proposal 2(i) is approved by Shareholders.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone, email or facsimile by officers or employees of the Trust. The Trust has also retained The Altman Group to assist in the solicitation of proxies from Shareholders at an anticipated cost not to exceed $7,000 plus reimbursement of out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies that may be solicited by such officers or employees of the Trust or by The Altman Group in person or by telephone, email or facsimile will be borne by the Trust. The Trust will reimburse banks, brokers and other persons holding Shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Shares.

The Trust’s annual report for the year ended December 31, 2009, including financial statements, was mailed on or about February 27, 2010 to Shareholders of record. The Trust’s annual report for the year ended December 31, 2010, including financial statements, was mailed on or about March 1, 2011. However, a copy of these reports will be provided, without charge, to any Shareholder upon request. Please call 1-800-343-9567 or write to the Taiwan Greater China Fund, c/o the Secretary of the Trust, Nanking Road Capital Management, LLC, 111 Gillett Street, Hartford, CT 06105, to request the report.

In the event that a quorum is not obtained for the transaction of business at the Meeting by May [•], 2011, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies in order to obtain such a quorum. Any such adjournment would require the affirmative vote of the holders of a majority of the Shares voting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment, if a quorum is not obtained, all shares represented by proxy, including abstained and broker non-votes. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to the Trust, require that the Trust’s officers, Trustees and persons who beneficially own more than ten percent of the Trust’s Shares (“Reporting Persons”) file reports of ownership of the Trust’s Shares and changes in such ownership with the SEC. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Trust pursuant to Rule 16a-3(e) under the Exchange Act during fiscal years 2009 and 2010 and Form 5 and amendments thereto furnished to the Trust with respect to fiscal years 2009 and 2010, the Trust believes that all Reporting Persons made timely filings.

SHAREHOLDER PROPOSALS AND NOMINATIONS

If Proposal 2(d) regarding an amendment to the Declaration of Trust eliminating the staggered nature of the Trust’s board of trustees is approved by Shareholders and implemented by the Board, the Trust will no longer hold annual meetings; however, if such amendment is either not approved by Shareholders or not implemented by the Board, the 2011 Annual Meeting of Shareholders will occur prior to December 31, 2011 (the “2011 Annual Meeting”). The Trust will provide Shareholders with at least 90 days advanced written notice of such meeting and Shareholders will be required to submit (i) any nomination of a person to stand for election as a Trustee at the 2011 Annual Meeting and/or (ii) any proposal to be presented at the 2011 Annual Meeting within 30 days after such notice has been provided.

BY ORDER OF THE BOARD OF TRUSTEES

[•]
Secretary

April [•], 2011

EXHIBIT A

ARTICLE X OF THE TRUST’S DECLARATION OF TRUST—REDEMPTIONS

In the event that Shareholders vote to convert the Trust from a closed-end investment company to an open-end investment company, and Proposal 2(f) is not approved by Shareholders or implemented by the Board, the following provisions shall, upon the effectiveness of such conversion, become effective:

SECTION 10.1. REDEMPTIONS. All outstanding Shares may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article X. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding Shares for an amount per Share determined by the Trustees in accordance with any applicable laws and regulations; provided that (a) such amount per Share shall not exceed the cash equivalent of the proportionate interest of each Share in the assets of the Trust attributable thereto at the time of the redemption or repurchase and (b) if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption or repurchase, at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act, and may, at any time and from time to time, pursuant to the 1940 Act, suspend such right of redemption. The procedures for and fees, if any, chargeable in connection with the effecting and suspending redemption of Shares shall be as set forth in the prospectus filed as part of the Trust’s effective Registration Statement with the Commission from time to time. Payment will be made in such manner as described in such prospectus.

SECTION 10.2. REDEMPTIONS OF ACCOUNTS. The Trustees may redeem Shares of any Shareholder at a redemption price determined in accordance with Section 10.1 if, immediately following a redemption of Shares for any reason, the aggregate net asset value of the Shares in such Shareholder’s account is less than an amount determined by the Trustees. If the Trustees redeem Shares pursuant to this Section 10.2, a Shareholder will be notified that the value of his account is less than such amount and be allowed sixty (60) days to make an additional investment before the redemption is processed.

A-1

EXHIBIT B

[Form of Proposed Agreement]

B-1

EXHIBIT C

[Form of Proposed Sub-Advisory Agreement]

C-1

ANNUAL MEETING OF SHAREHOLDERS OF
TAIWAN GREATER CHINA FUND
May 27, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Meeting Notice, Proxy Statement and Proxy Card
are available at [website address]

Please sign, date and mail your proxy card in the
envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

Signature of Shareholder:

Date:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

The following items are proposed by the Trust:

1.

The election of three Trustees: Messrs. Miller and Kogler to serve for a term expiring on the date of the 2013 Annual Meeting of Shareholder or special meeting held in lieu thereof, with Mr. Sutro to serve for a term expiring on the date of the 2012 Annual Meeting of Shareholders or the special meeting held in lieu thereof.

2(a)	Consider whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company.
2(b)	Consider whether to approve the investment advisory agreement with CCM Partners.
2(c)	Consider whether to approve the investment sub-advisory agreement with Nikko Asset Management Co. Ltd.
2(d)

Consider whether to approve an amendment to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) eliminating the staggered nature of the Trust’s board of trustees (the “Board of Trustees” or the “Board”).

2(e)	Consider whether to approve an amendment to the Declaration of Trust to allow for the Trust to have multiple funds.
2(f)	Consider whether to approve an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions
2(g)

Consider whether to approve an amendment to the investment objective of the Trust to expand the primary geographic scope of the Trust’s investments from the Republic of China (commonly referred to as Taiwan) to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China (the “PRC”)).

2(h)

Consider whether to approve an amendment to the investment policies of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from the Republic of China to the Greater China region.

2(i)	Consider whether to approve an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust.

For all Nominees	Withheld from all Nominees	For all Nominees EXCEPT Nominee(s) written below

For Proposal 2(a)	Withheld from Proposal 2(a)	Against Proposal 2(a)

For Proposal 2(b)	Withheld from Proposal 2(b)	Against Proposal 2(b)

For Proposal 2(c)	Withheld from Proposal 2(c)	Against Proposal 2(c)

For Proposal 2(d)	Withheld from Proposal 2(d)	Against Proposal 2(d)

For Proposal 2(e)	Withheld from Proposal 2(e)	Against Proposal 2(e)

For Proposal 2(f)	Withheld from Proposal 2(f)	Against Proposal 2(f)

For Proposal 2(g)	Withheld from Proposal 2(g)	Against Proposal 2(g)

For Proposal 2(h)	Withheld from Proposal 2(h)	Against Proposal 2(h)

For Proposal 2(i)	Withheld from Proposal 2(i)	Against Proposal 2(i)

Properly executed proxies will be voted in the manner directed herein by the undersigned. If no such directions are given, such proxies will be voted FOR Proposals 1, 2(a), 2(b), 2(c), 2(d), 2(e), 2(f), 2(g), 2(h) and 2(i).

Please sign and return promptly in the enclosed envelope. No postage is required if mailed in the United States.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TAIWAN GREATER CHINA FUND

This Proxy is Solicited on Behalf of the Board of Trustees
Annual Meeting of Shareholders
May 27, 2011

The undersigned hereby appoints Frederick C. Copeland, Robert Parker and Edward Collins, or each or either of them, as proxies of the undersigned, with full power of substitution to each of them, to vote all shares of the Taiwan Greater China Fund (the “Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Friday, May 27, 2011 at 9:30 a.m., Eastern time, and at any adjournment thereof, in the manner indicated on the reverse side and, in their discretion, on any other business that may properly come before the Meeting or at any such adjournment.

(Continued and to be signed on the reverse side.)

COMMENTS: